Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 587	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 588	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Elisabeth Dahl

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Cassandra W. Borchers, Esq.
Thompson Hine LLP

312 Walnut Street, 20th Floor

Cincinnati, OH 45202

(513) 352-6632

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 5, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _______ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _______ pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Efficient Enhanced Multi-Asset Fund

Class I Shares (EFFIX)

Class A Shares (EFFAX)

Prospectus

July 5, 2024

Efficient Capital Management®, LLC

4355 Weaver Parkway, Suite 200

Warrenville, Illinois 60555

Neither the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	4
Performance	9
Portfolio Management	9
Purchase and Sale of Fund Shares	9
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Investment Objective	10
Principal Investment Strategies of the Fund	10
Principal Risks of Investing in the Fund	14
Changes in Investment Objective or Policies	24
Temporary Defensive Positions	24
Portfolio Holdings	24
Cybersecurity	24
ACCOUNT INFORMATION	24
How to Buy and Redeem Shares	24
Automatic Investment Plan	27
Distribution Plan	27
How to Redeem Shares	27
The Fund’s Policy on Market Timing	29
Determination of Net Asset Value	31
Dividends, Distributions and Taxes	31
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	33
Investment Adviser	33
Manager of Managers Structure	34
Sub-Advisers	34
Portfolio Managers	36
FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Objective

The investment objective of the Efficient Enhanced Multi-Asset Fund (the “Fund”) is capital appreciation in both rising and falling equity markets. No assurance is made that the Fund will achieve its investment objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A
Management Fee	1.75%	1.75%
Distribution (12b-1) Fees	None	0.25%
Other Expenses[1]
Administrative Services Fees[2]	0.00%	0.00%
Other Operating Expenses	0.69%	0.69%
Total Annual Fund Operating Expenses	2.44%	2.69%
Fee Waiver and/or Expense Reimbursement[3]	(0.49)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.95%	2.20%

1 –	Other Expenses are estimated for the Fund’s initial fiscal year. The expenses of the Fund’s wholly-owned subsidiary will be consolidated with those of the Fund and are not presented as a separate expense.

2 –	The Board of Trustees of Unified Series Trust (the “Trust”), with respect to the Fund, has adopted an “Administrative Services Plan” that will allow the Fund to retaining various financial institutions to perform certain account administrative services with respect to beneficial owners of the Fund’s shares The payments shall be made as of the last business day of each month, and shall be calculated at an annual rate of up to 0.15% of the average value of the daily net assets of Class I of the Fund and up to 0.25% of the average value of the daily net assets of Class A of the Fund; provided, however, that such fees shall be waived and 0.00% charged by the Fund through September 30, 2025.

3 –	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.95% of the Fund’s average daily net assets through at least September 30, 2025. This expense cap may not be terminated prior to this date except by the Board of Trustees upon sixty days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class I	$198	$714
Class A	$223	$789

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells futures, securities and other investment instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

Efficient Capital Management®, LLC, the Fund’s investment adviser (the “Adviser”), pursues the Fund’s investment objective utilizing its Enhanced Multi-Asset Strategy, a tactical asset allocation strategy (the “Strategy”). The Strategy allocates Fund assets to various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) each of which will execute a multi-asset risk parity investment strategy (“Risk Parity Investments”) and/or a managed futures trend-based investment strategy (“Trend Investments”). Each Sub-Adviser employs a specialized investment approach to execute its program for the Fund (each, a “Sub-Adviser Program”). The Strategy and its investments are summarized below and described in more detail under “ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.”

Efficient Enhanced Multi-Asset Strategy. The Strategy aims to achieve the Fund’s investment objective by making investments in various asset classes combining two distinct yet complementary investment strategies: risk parity and trend following. The Adviser believes, based on its research, that combining these two approaches may help to achieve superior risk-adjusted returns, minimize volatility and manage losses. Because the Strategy has the ability to hold both long and short investment instruments, and adjust those positions on a dynamic basis, the Strategy has the opportunity to profit in both rising and falling equity markets (although no guarantee is made that this will be the case).

Risk Parity Investments. The Risk Parity Investments are achieved by allocating Fund assets to one or more Sub-Advisers to execute their respective Sub-Adviser Program. Such Sub-Advisers seek to deliver exposure to a diversified set of global risk premia, investing across a global universe of equities, fixed income securities, currencies, and commodities, as well as derivatives linked to the preceding, including futures, swaps, forwards, and repurchase agreements. “Risk premia” is the return derived from an investment in excess of the expected return from a risk-free asset. In other words, risk premia is the compensation received by an investor for tolerating the higher risk of certain assets when compared to those with traditional exposures. Risk Parity Investments use a risk-aware approach to portfolio construction by taking into consideration each asset’s estimated risk when determining exposures. This means that lower-risk asset classes (such as bonds) will generally have higher capital allocations than higher-risk asset classes (such as equities). Risk estimates used in the portfolio construction process could include an asset’s estimated volatility and correlation, as well as other proprietary measures of risk and asset attractiveness. The Risk Parity Investments will generally be long market risk premia but exposures will dynamically adjust as risk estimates and views of attractiveness change. It is expected that these investments will seek to have smaller exposures in assets or asset classes that this systematic process deems to be unattractive on an outright basis or in combination with the other exposures in the Fund. Multi-asset long-only risk parity strategies generally do well when assets appreciate and generally struggle when asset prices fall. Risk allocation to each asset class and weight changes may have a significant impact on such strategies’ overall performance.

Trend Investments. The Trend Investments are achieved by allocating Fund assets to one or more Sub-Advisers to execute their respective Sub-Adviser Program. Each Sub-Adviser Program uses its own proprietary and quantitative model to identify price and volatility trends in various instruments and markets across varying time periods. This is known as “trend following.” Trend following is generally based on technical data such as share prices and trading volume, and less often, on fundamental information, such as a company’s financial statements or a market sector’s economic indicators. Typically, trend following programs are developed from analyzing historical data, and use this data to predict current market behavior. Trend following programs do not attempt to predict when a trend will begin or end but rather use technical indicators to initiate and liquidate positions in the markets which are generally in the direction of the trend. Trend following tends to do well when markets move in a sustained direction, whether positive or negative (i.e., when there are discernible market trends) and tends to struggle when markets are range bound (i.e., when there are no discernible market trends).

The investment instruments within a Sub-Adviser’s trend following program generally consist of a combination of futures, options, spot contracts, forwards and swaps, each of which may be linked to the following: (i) commodities; (ii) currencies; (iii) equity and volatility indices; (iv) fixed-income securities; and (v) over-the-counter foreign exchanges. Given the proprietary nature of the models and indicators used to identify trends, each Sub-Adviser Program may be comprised of a wide array of long and/or short positions in any of these instruments based on that Sub-Adviser’s systematic assessment of a trend, its likelihood of continuing, and estimate of an instrument’s risk.

The Strategy may give the Fund exposure to instruments of any credit quality, duration or maturity, including instruments that are unrated or are rated in the lowest credit rating categories (i.e., “junk” bonds, or securities considered below investment grade). The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment grade fixed instruments or to small less-liquid equity securities. The Fund’s securities exposure may be across an issuer’s capital structure, and may include equity and debt securities, and preferred, secured or unsecured securities. Exposure to these securities may be in the form of direct investments in the securities or through derivatives linked to such securities. Exposure may be to the securities of individual issuers or to indexes of multiple issuers.

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Sub-Advisers to look for investments or gain exposure to asset classes and markets around the world, including less developed or emerging markets, that they believe will enhance the Fund’s ability to meet its objective.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets (measured at the time of purchase) in the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (the “Subsidiary”). The Subsidiary is advised by the Adviser, sub-advised by certain Sub-Advisers, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked and volatility-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), when viewed on a consolidated basis with the Fund. Additionally, the Subsidiary, when viewed on a consolidated basis with the Fund, complies with 1940 Act Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets and certain volatility indices within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities, in securities, or other assets other than the entities that are wholly-owned or majority owned by the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act. The Adviser has been delegated the responsibility of being the “commodity pool operator” (“CPO”) for each fund entity, and the Adviser is registered as such with the U.S. Commodity Futures Trading Commission (“CFTC”). Each Sub-Adviser is registered as a commodity trading advisor (“CTA”) with the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary. Although not contemplated initially, the Fund may form additional subsidiaries of the Subsidiary as necessary to accommodate the trading of the Sub-Advisers.

Cash Management. Given the level of futures and derivatives trading and the leveraged nature of such instruments, the Fund is likely to have large cash balance surpluses to its margin requirements. Such assets will be invested in money market funds or allocated to the Fund’s cash manager to invest in a portfolio of short-term, liquid, interest-bearing securities. Columbia Management Investment Advisers, LLC, will serve as the Fund’s cash manager (the “Cash Manager”). The Cash Manager, a Sub-Adviser to the Fund, will invest the Fund assets allocated to it in

U.S. Government securities, such as treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, which includes its agencies and instrumentalities, which includes its agencies and instrumentalities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Farm Credit Banks Funding Corporation (“FFCB”), Federal Home Loan Banks (“FHLB”) and SLM Corporation (“SLMA”). The Cash Manager buys and sells securities depending on forecasted liquidity needs of the Fund and economic conditions with the goal of maximizing yield, managing risk, and limiting price volatility.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

●	Multi-Manager Risk; Conflicts. The success of the Fund’s strategy depends on, among other things, the Adviser’s skill in selecting Sub-Advisers and the Sub-Advisers’ skill in executing their respective Sub-Adviser Program. A Sub-Adviser Program may be out of favor at any time. In addition, because the Sub-Advisers each make their trading decisions independently, it is possible that Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses. Furthermore, the investment decisions of Sub-Advisers may not complement each other as expected by the Adviser, in which case the Fund’s performance could be adversely affected. Potential conflicts may arise in connection with the Adviser’s selection of the Sub-Advisers, given the Fund’s single management fee structure which is shared among the Adviser and the Sub-Advisers. Conflicts also may arise as a result of the Adviser’s and the Sub-Advisers’ differing economic interests in respect of their various respective other activities and their time and resources devoted to such other activities.

●	Forward and Futures Contracts Risk. A decision as to whether, when, and how to use forward and futures contracts involves the exercise of skill and judgment and even a well-conceived forward or futures contract transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) a Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●	Commodity and Currency Risk. Investments linked to commodities or currencies can be highly volatile compared to investments in traditional securities and may experience large losses. The value of instruments linked to commodities or currencies may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodities may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments.

●	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

●	Active Management Risk. The Fund is actively managed and may not meet its investment objective if the quantitative models and/or analyses fail to identify the direction or strength of market movements or based on the Adviser’s success or failure to implement investment strategies for the Fund. The Fund may invest in complex instruments, including futures, options, spot contracts, forwards, or swaps. Such instruments may create enhanced risks for the Fund, and the ability to control the Fund’s level of risk will depend on the Sub-Advisers’ skill in managing such instruments.

●	Below Investment Grade Securities Risk. Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.

●	Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

●	Credit Risk. Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

●	Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

●	Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Fixed income securities also involve other risks such as credit risk, extension risk, and prepayment risk.

●	Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S companies.

●	Foreign Currency Risk. The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

●	Foreign Exchange Risk. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Some derivatives held by the Fund may trade on foreign exchanges. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. In some of these foreign markets, performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In such markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

●	Hedging Transactions Risk. A Sub-Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to a Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to a Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, a Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

●	High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

●	Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable net asset value money market mutual fund. Moreover, prime money market mutual funds are required to use floating net asset values that do not preserve the value of the Fund’s investment at $1.00 per share.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

●	Models and Data Risk. The Fund’s investments are heavily dependent on proprietary analyses that include the Sub-Advisers’ use of quantitative models that may evolve over time as well as information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by a Sub-Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by a Sub-Adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

A Sub-Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

●	New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

●	Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited.

●	Over-the-Counter Market Risk. Certain derivatives in which the Fund may invest may be traded (and privately negotiated) in over-the-counter (“OTC”) markets. While the OTC markets are the primary trading venue for many derivatives, such markets are largely unregulated. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. Securities traded in these markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in OTC transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the OTC option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●	Quantitative Trading Strategies Risk. The Sub-Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of a Sub-Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

●	Short Position Risk. The Fund may engage in short position derivative activities, which are significantly different from the investment activities commonly associated with long positions. In contrast to a long position, for which the risk of loss is typically limited to the amount invested, the potential loss on a short position is unlimited. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

●	Swap Risk.

○	Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

○	Total Return Swaps. Leverage inherent in derivatives such as total return swaps will tend to magnify the Fund’s losses if the price of the short positions rise or the price of the long positions fall.

○	Credit Default Swaps. Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical credit default swaps, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

○	Options on Swaps (“Swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement.

○	Interest Rate Caps. Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

○	Interest Rate Floors. Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

○	Interest Rate Collars. Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

●	Taxation Risk. By investing in commodities and volatility-linked derivatives indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

●	Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts or restrictions on specific securities or financial instruments, which may prevent the Fund from buying or selling certain securities or financial instruments. In such events, the Fund may be unable to trade the securities or instruments and/or accurately price its investments, which may lead to substantial losses for the Fund.

●	U.S. Treasury and Agency Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall.

●	Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

●	Wholly Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Performance

Performance information will be available after the Fund completes a full calendar year of operations.

Portfolio Management

Investment Adviser – Efficient Capital Management®, LLC (the “Adviser”)

Investment Sub-Advisers – AlphaSimplex Group LLC, AQR Capital Management LLC, Aspect Capital Limited, Crabel Capital Management, LLC, Welton Investment Partners LLC, Winton Capital Management Limited, and Columbia Management Investment Advisers, LLC (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”)

Portfolio Managers – Chad Martinson, Lorent Meksi and Andrew Brumbach of Efficient Capital Management®, LLC; Alexander D. Healy, Ph.D., Kathryn M. Kaminski, Ph.D., CAIA, Phillippe P. Lüdi, Ph.D., CFA and John C. Perry, Ph.D. of AlphaSimplex Group, LLC; John M. Liew, Ph.D., M.B.A, Jordan Brooks, Ph.D., M.A., Andrea Frazzini, Ph.D., M.S., John J. Huss, Cliff Asness, PhD and Bryan Kelly, PhD of AQR Capital Management, LLC; Anthony Todd, Martin Lueck, Christopher Reeve and Max Xu of Aspect Capital Limited; Michael Pomada and Grant Jaffarian of Crabel Capital Management, LLC; Patrick Welton, Ph.D. of Welton Investment Partners, LLC; Carsten Schmitz, Ph.D. and Simon Judes, Ph.D. of Winton Capital Management Limited; Ronald B. Stahl, CFA and John D. Dempsey, CFA of Columbia Management Investment Advisers, LLC

Purchase and Sale of Fund Shares

You may conduct transactions by mail (Efficient Enhanced Multi-Asset Fund, c/o: Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), or by telephone at 1-833-398-0599. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Class I	Initial	Additional
Regular Account	$100,000	$500
Automatic Investment Plan	$100,000	$500
IRA Account	$100,000	$500

Class A	Initial	Additional
Regular Account	$2,500	$50
Automatic Investment Plan	$2,500	$50
IRA Account	$2,500	$50

The Fund reserves the right to change the amount of the minimums in either Class from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT

STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is capital appreciation in both rising and falling equity markets. No assurance is made that the Fund will achieve its investment objective.

Principal Investment Strategies of the Fund

Efficient Capital Management®, LLC, the Fund’s investment adviser (the “Adviser”), pursues the Fund’s investment objective utilizing its Enhanced Multi-Asset Strategy, a tactical asset allocation strategy (the “Strategy”). The Strategy allocates Fund assets to various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) each of which will execute a multi-asset risk parity investment strategy (“Risk Parity Investments”) and/or a managed futures trend-based investment strategy (“Trend Investments”). Each Sub-Adviser employs a specialized investment approach to execute its program for the Fund (each, a “Sub-Adviser Program”). The Strategy and its investments are described in more detail below.

Efficient Enhanced Multi-Asset Strategy. The Strategy aims to achieve the Fund’s investment objective by making investments in various asset classes combining two distinct yet complementary investment strategies: risk parity and trend following. The Adviser believes, based on its research, that combining these two approaches may help to achieve superior risk-adjusted returns, minimize volatility and manage losses. Because the Strategy has the ability to hold both long and short investment instruments, and adjust those positions on a dynamic basis, the Strategy has the opportunity to profit in both rising and falling equity markets (although no guarantee is made that this will be the case).

Risk Parity Investments. The Risk Parity Investments are achieved by allocating Fund assets to one or more Sub-Advisers to execute their respective Sub-Adviser Program. Such Sub-Advisers seek to deliver exposure to a diversified set of global risk premia, investing across a global universe of equities, fixed income securities, currencies, and commodities, as well as derivatives linked to the preceding, including futures, swaps, forwards, and repurchase agreements. “Risk premia” is the return derived from an investment in excess of the expected return from a risk-free asset. In other words, risk premia is the compensation received by an investor for tolerating the higher risk of certain assets when compared to those with traditional exposures. Risk Parity Investments use a risk-aware approach to portfolio construction by taking into consideration each asset’s estimated risk when determining exposures. This means that lower-risk asset classes (such as bonds) will generally have higher capital allocations than higher-risk asset classes (such as equities). Risk estimates used in the portfolio construction process could include an asset’s estimated volatility and correlation, as well as other proprietary measures of risk and asset attractiveness. Risk Parity Investments will generally be long market risk premia but exposures will dynamically adjust as risk estimates and views of attractiveness change. It is expected that the Fund will seek to have smaller exposures in assets or asset classes that this systematic process deems to be unattractive on an outright basis or in combination with the other exposures in the Fund. Multi-asset long-only risk parity strategies generally do well when assets appreciate and generally struggle when asset prices fall. Risk allocation to each asset class and weight changes may have a significant impact on such strategies’ overall performance.

Trend Investments. The Trend Investments are achieved by allocating Fund assets to one or more Sub-Advisers’ to execute their respective Sub-Adviser Program. Each Sub-Adviser Program uses its own proprietary and quantitative model to identify price and volatility trends in various instruments and markets across varying time periods. This is known as “trend following.” Trend following is generally based on technical data such as share prices and trading volume and less often, on fundamental information, such as a company’s financial statements or a market sector’s economic indicators. Typically, trend following programs are developed from analyzing historical data, and use this data to predict current market behavior. Trend following programs do not attempt to predict when a trend will begin or end but rather use technical indicators to initiate and liquidate positions in the markets which are generally in the direction of the trend. Trend following tends to do well when markets move in a sustained direction, whether positive or negative (i.e., when there are discernible market trends) and tends to struggle when markets are range bound (i.e., when there are no discernible market trends).

The investment instruments within a Sub-Adviser’s trend following program generally consist of a combination of futures, options, spot contracts, forwards and swaps, each of which may be linked to the following: (i) commodities; (ii) currencies; (iii) equity and volatility indices; (iv) fixed-income securities; and (v) over-the-counter foreign exchanges. Given the proprietary nature of the models and indicators used to identify trends, each Sub-Adviser Program may be comprised of a wide array of long and/or short positions in any of these instruments based that Sub-Adviser’s systematic assessment of a trend, its likelihood of continuing, and estimate of an instrument’s risk.

Sub-Advisers implementing trend following programs will also typically utilize risk management processes, often referred to as money management techniques, in order to assess and manage the risk profile of their trading results. These techniques are often used to determine the amount of risk (position size) taken throughout the life of the trend. Such Sub-Advisers may also vary in their choice of time horizons, as well as their determinations of the sources of market and sector risk (i.e. risk attribution). Generally, trend following is categorized as short term (1-10 day holding period), medium term (2-8 week holding period) and long term (greater than two-month holding period). The Sub-Advisers may also vary the markets they choose to trade and may make different choices in how they allocate risk (i.e. adjust relative position size) among different market sectors. Most trend following managers use computer models or quantitative programs (i.e., are systematic in nature), although sometimes the Sub-Adviser’s portfolio manager will use their discretion to make or adjust trading decisions, most often when it comes to risk management, such as by reducing positions in volatile markets or changing the duration of holdings.

The Strategy may give the Fund exposure to instruments of any credit quality, duration or maturity, including instruments that are unrated or are rated in the lowest credit rating categories (i.e., “junk” bonds, or securities considered below investment grade). The Fund may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Fund’s exposure to below investment grade fixed instruments or to small less-liquid equity securities. The Fund’s securities exposure may be across an issuer’s capital structure, and may include equity and debt securities, and preferred, secured or unsecured securities. Exposure to these securities may be in the form of direct investments in the securities or through derivatives linked to such securities. Exposure may be to the securities of individual issuers or to indexes of multiple issuers.

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Sub-Advisers to look for investments or gain exposure to asset classes and markets around the world, including less developed or emerging markets, that they believe will enhance the Fund’s ability to meet its objective.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets (measured at the time of purchase) in the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (the “Subsidiary”). The Subsidiary is advised by the Adviser and sub-advised by certain Sub-Advisers, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked and volatility-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the

Investment Company Act of 1940, as amended (the “1940 Act”), when viewed on a consolidated basis with the Fund. Additionally, the Subsidiary, when viewed on a consolidated basis with the Fund, complies with 1940 Act Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets and certain volatility indices within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities, in securities, or other assets other than the entities that are wholly-owned or majority owned by the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act. The Adviser has been delegated the responsibility of being the “commodity pool operator” (“CPO”) for each fund entity and is registered as such with the U.S. Commodity Futures Trading Commission (“CFTC”). Each Sub-Adviser is registered as a commodity trading advisor (“CTA”) with the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary. Although not contemplated initially, the Fund may form additional subsidiaries of the Subsidiary as necessary to accommodate the trading of the Sub-Advisers.

Cash Management. Given the level of futures and derivatives trading and the leveraged nature of such instruments, the Fund is likely to have large cash balance surpluses to its margin requirements. Such assets will be invested in money market funds or allocated to the Fund’s cash manager to invest in a portfolio of short-term, liquid, interest-bearing securities. Columbia Management Investments Advisers, LLC is the cash manager (the “Cash Manager”). The Cash Manager, which is a Sub-Adviser to the Fund, will use its Enhanced Cash Strategy to invest the Fund’s assets allocated to it in U.S. Government securities, such as treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, which includes its agencies and instrumentalities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Farm Credit Banks Funding Corporation (“FFCB”), Federal Home Loan Banks (“FHLB”) and SLM Corporation (“SLMA”). The Cash Manager invests in a portfolio of securities with a maximum maturity of two years and a maximum portfolio duration of 0.5 years. The Cash Manager buys and sells securities depending on forecasted liquidity needs of the Fund and economic conditions with the goal of maximizing yield, managing risk, and limiting price volatility.

Adviser Procedures. The Adviser maintains full discretionary authority and control over the allocation of the Fund’s assets between the Risk Parity Investments and the Trend Investments. Each Sub-Adviser trades the Fund’s assets pursuant to their respective Sub-Adviser Program in a separate account held in the name of the Fund or the Subsidiary, as applicable. The Adviser selects the Sub-Advisers and Sub-Adviser Programs for investment, and determines what amount to invest with a Sub-Adviser, directly or indirectly. On an ongoing basis, the Adviser tactically allocates the Fund’s assets among the Risk Parity Investments and the Trend Investments (and the Sub-Adviser Programs comprising those investments), based upon the Adviser’s assessment of market risk and individual Sub-Adviser Program performance, among other factors. The Adviser actively evaluates the performance of the Sub-Adviser Programs based upon criteria such as returns, volatility and drawdowns. The Adviser, in its sole and absolute discretion, may at any time and from time to time, as a result of rebalancing the allocations to the Sub-Advisers, change the amount of such allocations and/or its allocation methodology. Such discretion includes the ability to add, remove, or replace Sub-Advisers and/or Sub-Adviser Programs at any time, so long as such modifications do not cause the Fund to diverge from its principal investment strategy.

Risk Parity Investment Sub-Adviser. The sole initial Sub-Adviser pursuing a risk parity strategy for the Fund is AQR Capital Management LLC. A summary of AQR’s Adaptive Multi-Asset Strategy, which it will use for the Fund, is below.

AQR Capital Management LLC (“AQR”). With respect to its sub-advised portion of the Fund (the “Portfolio”), AQR seeks to deliver exposure to a broadly diversified set of global risk premia, investing across a global universe of equities, fixed income securities, currencies, and commodities. The Portfolio seeks to manage risk relative to a targeted level of volatility while also allocating across different types of risk, including equity risk, nominal interest rate risk, inflation risk and credit risk. AQR seeks to avoid excessive risk exposure to any single asset and to maintain diversification through time by allocating smaller amounts of capital to assets that are forecasted to be more volatile and larger amounts to assets that are forecasted to be less volatile. AQR will adjust asset exposures as risk estimates evolve. AQR generally will decrease exposure to an asset as asset volatility increases and will increase exposure to an asset as asset volatility decreases. AQR also seeks to deliver an improved downside profile by adjusting exposures based on perceived asset attractiveness, reducing exposure to assets deemed unattractive and taking modestly higher exposure to assets that are considered attractive. Asset attractiveness is determined through a systematic investment process that uses a variety of signals that seek to capture price-based trends and economic trends, among other indictors. Price-based trend signals will favor securities with strong recent price performance, while economic trend signals will favor securities with improving fundamentals as determined by that asset class.

The Portfolio will gain exposure to asset classes through investment in many different types of instruments including, but not limited to: equities, equity index futures, equity index swaps, equity index futures swaps, currencies, currency forwards, currency futures, commodity futures, commodity swaps, bond futures, interest rate swaps, credit default index swaps, U.S. and foreign government bonds (including inflation-linked bonds, such as Treasury Inflation-Protected Securities), repurchase agreements, and cash and cash equivalents, with one year term or less to maturity, including, but not limited, to money market instruments and U.S. Government securities, either by investing directly in those instruments, or indirectly by investing in the Subsidiary, which invests in those instruments. The Portfolio may also invest in exchange-traded funds or exchange-traded notes through which the Portfolio can participate in the performance of one or more instruments. The Portfolio may gain long or short exposure to such instruments directly and/or through the use of derivative instruments. There is no maximum or minimum exposure to any one instrument or any one asset class. The Portfolio has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows AQR to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Portfolio may have exposure to instruments of any credit quality, duration or maturity, including instruments that are unrated or are rated in the lowest credit rating categories. The Portfolio may have exposure to equity securities of companies of any market capitalization. There is no percentage limit on the Portfolio’s exposure to below investment-grade fixed instruments or to small less-liquid equity securities.

The Portfolio will generally have some level of investment in the majority of asset classes and instruments but there is no stated limit on the percentage of assets AQR will invest in a particular instrument or the percentage of assets the Portfolio will allocate to any one asset class, and at times AQR may focus on a small number of instruments or asset classes. The allocation among the different asset classes is based on AQR’s assessment of the investment opportunity presented by each asset class, the risk associated with the asset class, as well as AQR’s assessment of prevailing market conditions within the asset classes in the United States and abroad. While the Portfolio will be net long the major asset classes, it may take net short positions in currencies and may also take short positions for hedging purposes.

Trend Investment Sub-Advisers. The initial Sub-Advisers pursuing trend strategies for the Fund are AlphaSimplex Group LLC, Aspect Capital Limited, Crabel Capital Management, LLC, Welton Investment Partners LLC and Winton Capital Management Limited.

AlphaSimplex Group LLC (“AlphaSimplex”). AlphaSimplex will trade its Managed Futures Strategy for the Fund (the “Managed Futures Strategy”). The Managed Futures Strategy seeks positive absolute returns over time.

Under normal market conditions, AlphaSimplex typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed-income securities indices (including both broad- and narrow-based securities indices), currencies, and commodities. AlphaSimplex will have great flexibility to allocate the Fund’s derivatives exposure among various securities, indices, currencies, commodities, and other instruments; the amount of the portfolio’s assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. AlphaSimplex uses proprietary quantitative models to identify price trends in equity, fixed-income, currency, and commodity instruments across time periods of various lengths. AlphaSimplex believes that asset prices may show persistent trending behavior due to a number of behavioral biases among market participants as well as certain risk-management policies that will identify assets to purchase in upward-trending markets and identify assets to sell in downward-trending markets. AlphaSimplex believes that following trends across a widely diversified set of assets, combined with active risk management, may allow it to earn a positive expected return over time. The Fund may have both “short” and “long” exposures within an asset class based upon AlphaSimplex’s analysis of multiple time horizons to identify trends in a particular asset class. A “short”

exposure will benefit when the underlying asset class decreases in price. A “long” exposure will benefit when the underlying asset class increases in price. AlphaSimplex will scale the notional exposure of the Fund’s futures and currency forward positions with the objective of targeting a relatively stable level of annualized volatility for the Fund’s overall portfolio. Aspect Capital Limited (“Aspect”). Aspect will utilize its Aspect Core Diversified Program (the “Core Diversified Program”) which seeks to generate high-quality returns which are uncorrelated with returns from major asset classes using proprietary algorithms. Aspect seeks to achieve this through the use of medium-term trend following strategies which are applied to many of the most liquid global financial and commodity futures, currency forwards and other derivative contracts. Contracts are categorized into separate sectors and assigned a long-term risk budget, with a view to ensuring long-term diversification within the Core Diversified Program. The emphasis is on structuring a genuinely diversified portfolio that is designed to maximize the probability of consistent returns wherever profit opportunities appear, whilst controlling overall levels of risk.

Crabel Capital Management, LLC (“Crabel”). Crabel will follow its Advanced Trend Program (the “Advanced Trend Program”) in managing a portion of the Fund’s assets. The Advanced Trend Program is a portfolio of systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments. The Advanced Trend Program aims to generate greater alpha and deliver a more competitive risk-adjusted return than the broader trend following industry. In pursuing this objective, Crabel employs multiple price-based strategies engineered to identify and profit from continuations in price movement across approximately 200 markets globally. The Advanced Trend Program seeks to mitigate downside risk by dynamically sizing trades relative to market volatility, actively employing the use of stops on all trades throughout the portfolio, and effectively diversifying overall portfolio volatility across market sectors and geographic regions. The Advanced Trend Program utilizes classic momentum concepts to identify medium term market trends. Price is the primary input and the signals are purely based on momentum models with the intent to identify whether a market is higher or lower based on a given lookback schedule. The current strategies are applied identically to all markets and across several timeframes.

Welton Investment Partners LLC (“Welton”). Welton will provide discretionary investment management services regarding the trading of futures and forward contracts pursuant to Welton’s proprietary trading systems. Welton will trade its Welton Trend Program (the “Welton Trend Program”) for the Fund. The Welton Trend Program focuses on the trading of futures and forward contracts through managed futures/global macro trading strategies that seek to invest across a diversified group of global futures markets spanning our market sectors (traditional commodities (e.g., agriculture, energy, and metals), currencies, equity indices, and interest rates.

Winton Capital Management Limited (“Winton”). Winton will employ its Major Market Trend Strategy in managing Fund assets (the “Major Market Trend Strategy”). The Major Market Trend Strategy may invest globally long and short, using leverage, across a range of markets including equities, equity indices, commodities, currencies and derivatives. In order to access these markets, the Major Market Trend Strategy invests in, without limitation, the following instruments, that Winton believes are sufficiently liquid, and for which there is sufficient data available: futures (which include futures on equity indices, bonds, interest rates, currencies; commodities); forwards (which include currency forwards); and contracts for difference. The Major Market Trend Strategy may also invest in: swaps (which may include equity swaps, total return swaps, interest rate swaps and credit default swaps); equity securities (which may include common stocks of companies of any market capitalization, depositary receipts and exchange traded funds); and interests issued by collective investment schemes managed or advised by Winton in order to access certain markets listed above.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

●	Active Management Risk. The Fund is actively managed and may not meet its investment objective if the quantitative models and/or analyses used by the Sub-Advisers fail to identify the direction or strength of market movements or based on the Adviser’s success or failure to implement investment strategies for the Fund. The Fund invests in complex instruments, including futures contracts and other derivatives. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in overseeing the Sub-Advisers managing such instruments.

●	Below Investment Grade Securities Risk. Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund. The major risks of securities rated below investment grade include:

○	Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.

○	Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.

○	Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

○	Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

○	Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

○	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

●	Commodity and Currency Risk. Investments linked to commodity or currency futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity or currency futures contracts may experience large losses. The value of instruments linked to commodity or currency futures contracts may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

●	Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

●	Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, index, or rate, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, index, or rate; the loss of principal; the counterparty to a derivative transaction may not fulfil its contractual obligations; and mispricing or improper valuation. The derivatives used by the Fund may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of a Sub-Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

○	Leverage Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, if any, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Fund will employ nominal futures trading levels that will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate its portfolio position when it would not be advantageous to do so in order to satisfy its swap obligations. The use of leveraged derivatives can magnify Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share prices. Furthermore, valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

○	Liquidity Risk. Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading, day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges in the United States, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

○	Counterparty Risk. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. The Fund bears the risk of loss of the amount expected to be received under an agreement if the counterparty defaults or becomes bankrupt.

●	Credit Risk. Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (AAA, AA, A and BBB), Fitch Ratings (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

●	Emerging Market Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on inspection, investigation, and enforcement by the Public Company Accounting Oversight

Board), which could cause errors in the implementation of the Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.

●	Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

●	Fixed Income Securities Risk. The Fund may invest in fixed income securities. Fixed income securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

○	Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

○	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

○	Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

○	Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

○	Variable and Floating Rate Instrument Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

●	Foreign Currency Risk. The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Such investments include forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, and are intended to reduce the Fund’s exposure to changes in the value of the currency it will deliver while increasing its exposure to changes in the value of the currency it will receive for the duration of the contract. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

●	Foreign Exchange Risk. Some derivatives held by the Fund may trade on foreign exchanges. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent the U.S. does and may not have laws to protect investors that are comparable to U.S. securities laws. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

●	Foreign Investment Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Other risks associated with foreign investments include:

●	The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

●	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

●	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

●	The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

●	Forward and Futures Contracts Risk. The value of a forward or futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, forward and futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when, and how to use forwards and futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) a Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, and using futures can lower total return.

●	Hedging Transactions Risk. A Sub-Adviser from time to time may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to a Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to a Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, a Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). A Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, a Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively.

●	High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

●	Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including exchange traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable net asset value money market mutual fund. Moreover, prime money market mutual funds are required to use floating net asset values that do not preserve the value of the Fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment in the prime money market mutual fund, or the Fund may not be able to redeem its investment in the prime money market mutual fund.

●	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

●	Swap Risk

○	Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

○	Total Return Swaps. Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non- asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

○	Credit Default Swaps. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

○	Options on Swaps (“Swaptions”). Swaptions are options to enter into a swap agreement. The Fund may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

○	Interest Rate Caps. Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

○	Interest Rate Floors. Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

○	Interest Rate Collars. Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity). The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser using these techniques is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

●	Models and Data Risk. A Sub-Adviser may rely heavily on use of quantitative models that may evolve over time as well as information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments. When models and data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, a Sub-Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Sub-Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Some of the models used by the Sub-Advisers for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, a Sub-Adviser may evaluate model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. A Sub-Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and a Sub-Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. A Sub-Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

●	Multi-Manager Risk; Conflicts. The success of the Fund’s strategy depends on, among other things, the Adviser’s skill in selecting Sub-Advisers and the Sub-Advisers’ skill in executing their respective Sub-Adviser Program. A Sub-Adviser Program may be out of favor at any time. In addition, because the Sub-Advisers each make their trading decisions independently, it is possible that Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses. Furthermore, the investment decisions of Sub-Advisers may not complement each other as expected by the Adviser, in which case the Fund’s performance could be adversely affected.

Potential conflicts may arise in connection with the Adviser’s selection of the Sub-Advisers, given the Fund’s fee structure. In particular, since the Adviser and the Sub-Advisers share in the single management fee, the Adviser may be constrained from selecting certain sub-advisory firms, given the fees certain firms may charge for their services. Similarly, the Adviser is incentivized to select sub-advisory firms who agree to be paid a smaller proportion of the management fee than sub-advisory firms who can command higher fees, even though such higher-fee firms may be appropriate for the Fund’s portfolio. The lower the Sub-Adviser’s share of the management fee, the more of that fee the Adviser will retain.

The Adviser and the Sub-Advisers also carry on investment activities for other client accounts, and potentially for their own account(s) and/or the accounts of immediate family members or other affiliates. Conflicts may arise as a result of each such firm’s differing economic interests in respect of such activities and their time and resources devoted to such other activities in competition with that of the Fund.

●	New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

●	Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. When selling an option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price for a put option, or above the strike price for a call option, by an amount equal to or greater than the premium. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. Additionally, the value of the option may be lost if a Sub-Adviser fails to exercise such option at or prior to its expiration. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited.

●	Over-the-Counter Market Risk. Certain derivatives in which the Fund may invest may be traded (and privately negotiated) in over-the-counter (“OTC”) markets. Such markets are largely unregulated, and securities traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk than those traded on traditional markets. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The prices paid by the Fund in OTC transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the OTC option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●	Quantitative Trading Strategies Risk. The Sub-Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of a Sub-Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

●	Short Position Risk. The Fund’s long positions could decline in value while the value of its short positions increase, thereby increasing the Fund’s overall potential for loss. Positions in shorted derivatives are speculative and riskier than “long” positions because the upside of the underlying asset is, in theory, unlimited. Therefore, the potential loss on an uncovered short derivative, such as a call option, is theoretically unlimited whereas the potential loss on long positions is limited to the original purchase price. Any strategy that includes short positions could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return and may result in higher taxes. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at the same that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

●	Taxation Risk. By investing in commodities and volatility-linked derivatives indirectly through the Subsidiary, the Fund will obtain exposure to such markets within the federal tax requirements that apply to the Fund. The Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically, any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received by from its investments, will be passed through to the Fund as ordinary income and reflected on shareholders’ tax Forms 1099 as such.

●	Trading Halt Risk. Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much a security or instrument may decline over various time periods within a day before issuing trading halts or restrictions. If a trading halt occurs prior to the close of a trading day, the Fund may not be able to transact in that security or instrument and/or accurately price its investments, which may lead to substantial losses for the Fund.

●	U.S. Treasury and Agency Securities Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises, such as FNMA, may not be backed by the full faith and credit of the U.S. government.

●	Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value of short periods of time, such as derivative investments linked to equity market volatility levels. For example, trading in VIX Index futures contracts or VIX Index options, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

●	Wholly Owned Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

ACCOUNT INFORMATION

How to Buy and Redeem Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the Fund’s net asset value (“NAV”) determined on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Initial Purchase

By Mail – Your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund (the initial purchase cannot be made via ACH); and

●	an indication of which share class is to be purchased.

Mail the application and check to:

U.S. Mail:	Efficient Enhanced Multi-Asset Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Efficient Enhanced Multi-Asset Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-833-398-0599 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”) at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the NAV determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares—Class I shares and Class A shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below: Not all share classes may be available for purchase in all states.

Class I shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $100,000. Class I shares are charged a 0.15% shareholder servicing fee.

Class A shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class A shares require a minimum initial investment of $2,500. Class A shares are charged a 0.25% Rule 12b-1 distribution and servicing fee and a 0.25% shareholder servicing fee.

The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

More About Class I Shares

Class I shares may be purchased without the imposition of any sales charges and are subject to shareholder servicing fees of up to 0.15% of the average daily net assets of Class I shares. The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charges its customers transaction or other distribution or service fees with respect to its customer’s investments in the Fund. Class I shares are sold at NAV without an initial sales charge. The minimum initial investment in Class I shares of the Fund is $100,000, and the minimum subsequent investment in Class I shares is $500.

More About Class A Shares

Class A shares of the Fund are sold at NAV without an initial sales charge and are subject to 12b-1 distribution and shareholder servicing fees of up to 0.25% of the average daily net assets of Class A shares. Class A shares are also subject to shareholder servicing fees of up to 0.25% of the average daily net assets of Class A shares. This means that 100% of your initial investment is placed into shares of the Fund. The minimum initial investment in Class A shares is $2,500, and the minimum subsequent investment in Class A shares is $50.

General

The Fund reserves the right to change the amount of the minimums of either Class from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at 1-833-398-0599 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Distribution Plan

The Trust has adopted a distribution plan with respect to the Fund’s shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund pays the Fund’s distributor, the Adviser and/or other financial intermediaries, a fee of 0.25% of the average daily net assets of the Class A for distribution or shareholder servicing. Because these fees are an ongoing expense, over time they reduce the net investment results of the Class A shares of the Fund.

Administrative Services Plan

The Trust, on behalf of the Fund, has adopted an Administrative Services Plan on behalf of its Class I shares and Class A shares, under which shareholder servicing agents provide administrative and support services to their customers. These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Fund may pay a fee at an annual rate of up to 0.15% of the average daily net assets of Class I shares and 0.25% of the average daily net assets of Class A shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. The Board has approved and the Fund has agreed to waive the administrative services fees through September 30, 2025.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The minimum redemption amount via ACH is $100 and the minimum redemption amount via wire is $1,000. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. If an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Efficient Enhanced Multi-Asset Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Efficient Enhanced Multi-Asset Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may require a signature guarantee if a redemption is transmitted by ACH or wire to a bank other than the bank of record. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-833-398-0599 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – Unless you have opted out of telephone privileges, you may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at 1-833-398-0599. Payment will be made by check mailed to the address of record unless you have previously provided electronic funds transfer instructions. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund not its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Tax Withholding

If your account is an IRA or other retirement plan account, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding. If you request a redemption by telephone, you will be asked whether or not the Fund should withhold federal income tax.

The Fund’s Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at 1-833-398-0599. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested at that time in the Fund at the current day’s NAV as defined under “Determination of Net Asset Value” below. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $100,000 for Class I or $2,500 for Class A due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Summary of Shareholder Fees

Below are fees that may be paid by shareholders of the Fund, some of which have been addressed above:

Annual IRA Custodial Fee	$25.00
Removal of excess contribution or Roth conversion/recharacterization	$25.00
Outbound Wire	$15.00
Returned ACH/Bounced Check	$25.00
IRA Withdrawal Fee (transfer or redemption)	$25.00
Overnight Delivery	$35.00
Statement Retrieval Fee	$25.00

Inactive Accounts

If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

Conversion of Share Class

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A and Class I shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Adviser.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on an exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System shall be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. When pricing securities using its fair valuation policies and procedures, the Valuation Designee seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Valuation Designee at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Valuation Designee’s fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund typically distributes as dividends substantially all of its net investment income and any realized net capital gains at least annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, distributions of “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. With the exception of futures contracts, capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Capital gains on futures contracts that are not held in the Subsidiary are generally taxed 60% as long-term and 40% as short-term gains. Capital gains on futures contracts that are held in the Subsidiary will be taxed at short-term rates. Approximately 50% of the futures contracts held by the Fund will be held in the Subsidiary.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the Fund’s current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for a period of more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Efficient Capital Management®, LLC (the “Adviser”), located at 4355 Weaver Parkway, Suite 200, Warrenville, Illinois 60555 serves as the investment adviser to the Fund. As of December 31, 2023, the Adviser had $1.2 billion assets under management. The Adviser is registered as an investment adviser with the SEC, and registered with the CFTC as both a CPO and CTA and is a member of the National Futures Association (“NFA”) in such capacities. Since its founding 25 years ago and continuing to this day, the Adviser’s sole business has been to act as a discretionary investment management firm. The Adviser allocates its clients’ capital to multiple independent trading advisors using a wide variety of managed futures strategies. Investments are offered in the form of collective investment funds such as privately offered commodity pools. The Adviser’s investors include institutional, professional, and high net worth investors.

For its investment management services, the Adviser is paid a management fee at the annual rate of 1.75% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses of the Fund, but only to the extent necessary so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.95% of the Fund’s average daily net assets. The contractual agreement is in place through at least

September 30, 2025 and may not be terminated prior to that date except by the Board upon sixty days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

A discussion of the factors that the Board considered in approving the management agreement for the Fund will be included in Form N-CSR, which will be available on the Fund’s website at www.efficient.com/enhanced-multi-asset-fund/ and, upon request, delivered in paper or electronic format in any of the ways set forth under “How to Obtain Copies of Other Fund Documents” below.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, subject to the approval of the Board, including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to hire, replace, and/or modify any existing or future sub-advisory agreement with sub-advisers (the “Manager-of-Managers Structure”). The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser (not the Fund). The Order will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The sole initial shareholder of the Fund has approved the Fund’s operation under the Manager-of-Managers Structure as permitted by the Order.

The Manager-of-Managers Structure will enable the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made with respect to a Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. There is no assurance that the Order will be granted.

Sub-Advisers

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser to manage a portion of the Fund’s assets. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment approach. Notwithstanding the delegation to the Sub-Adviser, the Adviser retains primary responsibility with respect to all matters relating to the Fund. The Adviser (not the Fund) pays the Sub-Adviser out of the management fee that the Adviser receives from the Fund.

Not all of the Sub-Advisers listed for the Fund may be actively managing assets for the Fund at all times. Subject to the oversight of the Board, the Adviser, in its sole discretion, may allocate all or a portion of the Fund’s assets away from a Sub-Adviser. Situations in which the Adviser may make such a determination include (but are not limited to) changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, market conditions, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

A discussion of the factors that the Board considered in approving the sub-advisory agreements for the Fund will be included in Form N-CSR, which will be available on the Fund’s website at www.efficient.com/enhanced-multi-asset-fund/ and, upon request, delivered in paper or electronic format in any of the ways set forth under “How to Obtain Copies of Other Fund Documents” below.

Additional information about each Sub-Adviser is below:

AlphaSimplex Group LLC

AlphaSimplex Group LLC (“AlphaSimplex”), a Delaware limited liability company and an affiliate of Virtus Investment Partners, Inc. (NYSE: VRTS), manages a portion of the Fund’s assets using the AlphaSimplex Managed Futures strategy. AlphaSimplex is located at 200 State Street, Boston, Massachusetts 02109. AlphaSimplex provides quantitative advisory and sub-advisory services to mutual funds and to institutional clients. AlphaSimplex was founded in 1999. As of December 31, 2023, AlphaSimplex managed approximately $4.6 billion in assets under management. AlphaSimplex is registered with the SEC as an investment adviser, is registered with the CFTC as both a CTA and CPO, and is an NFA member in such capacities.

AQR Capital Management LLC

AQR Capital Management, LLC (“AQR”), a Delaware limited liability company formed in 1998, manages a portion of the Fund’s assets using its Adaptive Multi-Asset Strategy. AQR is located at One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830. AQR and its affiliates had approximately $98.9 billion in assets under management as of December 31, 2023. AQR is registered with the SEC as an investment adviser, and is registered with the CFTC as both a CTA and CPO and an NFA member in such capacities.

Aspect Capital Limited

Aspect Capital Limited (“Aspect”) manages a portion of the Fund’s assets using the Aspect Core Diversified Program. Aspect is a private limited company formed under the laws of England and Wales in 1997 and based in London, United Kingdom. Aspect’s main office is located at 10 Portman Square, London W1H 6AZ, United Kingdom. Aspect is authorized and regulated by the UK Financial Conduct Authority. Aspect also is registered with the SEC as an investment adviser and is registered with the CFTC as both a CTA and a CPO and is a member of the NFA in such capacities. Aspect applies a systematic and quantitative approach to investment management, with the aim of generating high-quality and diversifying returns for its clients’ portfolios. Aspect had approximately $7.7 billion in assets under management as of December 31, 2023.

Crabel Capital Management, LLC

Crabel Capital Management, LLC (“Crabel”) manages a portion of the Fund’s assets using the Crabel Advanced Trend Program. Crabel is organized as a Wisconsin limited liability company and its main office is located at 1999 Avenue of the Stars, Suite 2550, Los Angeles, California 90067. Crabel is registered as both a CTA and CPO with the CFTC and is a member of the NFA in such capacities. Crabel is also registered as an investment adviser with the SEC. Crabel is a global alternative investment firm specializing in systematic, automated trading of global futures and foreign exchange instruments. Crabel had approximately $6 billion in assets under management as of December 31, 2023.

One of Crabel’s Portfolio Managers for the Fund, Grant Jaffarian, is the son of Ernest Jaffarian, the Adviser’s founder, majority owner, and Chairman. Grant Jaffarian was formerly an employee of the Adviser. A potential conflict of interest therefore exists between the Adviser’s duty to select Sub-Advisers which are in the best interest of the Fund and the Adviser’s selection of Crabel which will indirectly benefit Grant Jaffarian by virtue of the fees paid by the Adviser to Crabel. In addition, Grant Jaffarian holds a minority equity stake in the Adviser and, as such, may indirectly benefit from any fees paid to the Adviser for its services to the Fund. It should be noted that Ernest Jaffarian is not involved in any investment decisions by the Adviser related to Crabel.

Welton Investment Partners LLC

Welton Investment Partners LLC (“Welton”) manages a portion of the Fund’s assets using the Welton Trend Program. Welton is a Delaware limited liability company formed in 2014 to provide all of the investment advisory and day-to-day operational services previously assumed by Welton Investment Corporation, a Delaware corporation that merged in 1997 with a California corporation originally formed in 1988. Welton’s main office is located at Eastwood Building, San Carlos between 5th and 6th, P.O. Box 6147, Carmel, California 93921. Welton is registered with the CFTC as both a CTA and CPO and is a member of the NFA in such capacities. Welton is also registered with the SEC as an investment adviser. The Welton Trend Program utilizes select medium and long-term trend-following models. The systematic portfolio embeds risk management at multiple layers to ensure a stable risk profile over time. Welton had approximately $1.6 billion in assets under management as of December 31, 2023.

Winton Capital Management Limited

Winton Capital Management Limited (“Winton”) manages a portion of the Fund’s assets using the Winton Major Market Trend Strategy. Winton is incorporated under the laws of England and Wales and its registered office is at Third Floor, 20 Old Bailey, London EC4M 7AN, England. Winton is authorized and regulated by the UK Financial Conduct Authority and is registered as both a CTA and CPO with the CFTC and is a member of the NFA in such capacities. Winton also is registered as an investment adviser with the SEC. Winton had approximately $10.3 billion in assets under management as of December 31, 2023.

Columbia Management Investment Advisers, LLC (Cash Manager)

Columbia Management Investment Advisers, LLC (“CMIA”) manages the Fund’s free cash assets using its Enhanced Cash Strategy to meet the Fund’s daily liquidity terms. CMIA is a Minnesota limited liability company located at 290 Congress Street, Boston, Massachusetts 02110 and is registered as an investment adviser with the SEC. CMIA’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. CMIA had approximately $410 billion in assets under management as of December 31, 2023.

Portfolio Managers

Biographies of the Adviser’s and the Sub-Advisers’ portfolio managers for the Fund follow below. Unless stated otherwise, each has been a portfolio manager since the commencement of operations.

Efficient Capital Management®, LLC (“Efficient”)

Chad Martinson, Chief Executive Officer, Chief Investment Officer. Mr. Martinson is the Chief Executive Officer and the Chief Investment Officer at Efficient, and a member of its Executive, Leadership and Investment Teams. As Chief Investment Officer, he directs and oversees the firm’s investment process. Along with Efficient’s President, Curt Bradshaw, Mr. Martinson is responsible for the firm’s strategic direction and day-to-day operation. Mr. Martinson joined Efficient in 2002 after nearly a decade in the technology industry, serving as the firm’s Chief Technology Officer. After leading the development process to build out Efficient’s proprietary managed futures platform, he joined the investment team in 2005 and has served as the Portfolio Manager since the end of 2007. Mr. Martinson graduated from Taylor University with a B.A. in Chemistry/Pre-Med. He holds a Series 3 license and is a Chartered Alternative Investment Analyst (“CAIA”) Charter Holder.

Lorent Meksi, Deputy Chief Investment Officer. Mr. Meksi is the Deputy Chief Investment Officer at Efficient. He is a member of the Investment Team and helps shape strategic priorities as a member of the Executive and Leadership Teams. He initially joined Efficient in 2006 and prior to that, he was an options trader for Efficient Capital Overlay, LLC, an affiliate of Efficient. Mr. Meksi graduated from North Central College with a B.A. in Computer Science and International Business. He received his M.B.A. degree from the University of Chicago Booth School of Business. Mr. Meksi has been in the financial industry since 2003. Mr. Meksi currently holds a Series 3 license.

Andrew Brumbach, Senior Investment Analyst. Mr. Brumbach is the Senior Investment Analyst at Efficient and a member of its Investment Team. Previously, he was the Senior Strategist and Head Trader at Efficient Capital Overlay, LLC. Prior to that he was a Principal of Global Exchange at Bank of America, trading options on Japanese Government Bonds on the Tokyo Stock Exchange from 1992-2000. Mr. Brumbach graduated from Baylor University with a B.A. in Studio Art. He holds a Series 3 license.

AlphaSimplex Group LLC (“AlphaSimplex”)

Alexander D. Healy, Ph.D. joined AlphaSimplex in 2007 and currently serves as Chief Investment Officer and Portfolio Manager. Dr. Healy is responsible for the day-to-day supervision of the firm’s research team and the implementation of its investment strategies. Dr. Healy began his career in the investment industry in 2007 and received an A.B. in Mathematics and Computer Science and a Ph.D. in Theoretical Computer Science, both from Harvard University.

Kathryn M. Kaminski, Ph.D., CAIA joined AlphaSimplex in 2018 and currently serves as Chief Research Strategist and Portfolio Manager, focusing on portfolio construction and risk management. Prior to joining AlphaSimplex, Dr. Kaminski was a visiting scientist at the Massachusetts Institute of Technology Laboratory for Financial Engineering. Prior to this, she held portfolio management positions as a director, investment strategies at Campbell and Company and as a senior investment analyst at RPM, a CTA fund of funds. Dr. Kaminski began her career in the investment industry in 2008 and received a B.S. in Electrical Engineering and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.

Philippe P. Lüdi, CFA, Ph.D. joined AlphaSimplex in 2006 and currently serves as Senior Research Scientist and Portfolio Manager, focusing on product and system engineering. Dr. Lüdi began his career in the investment industry in 2006 and received the equivalent of an M.A. in Molecular and Computational Biology from the University of Basel. He also received a M.Sc. in Statistics and a Ph.D. in Bioinformatics, both from Duke University. Dr. Lüdi holds the designation of Chartered Financial Analyst

John C. Perry, Ph.D. joined AlphaSimplex in 2012 and currently serves as Senior Research Scientist and Portfolio Manager, focusing on research and portfolio management. Dr. Perry began his career in the investment industry in 2003 and received a B.S. in Computer Engineering from the University of Utah. He also received an M.S. in Management and a Ph.D. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

AQR Capital Management LLC (“AQR”)

John M. Liew, Ph.D., M.B.A. is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in Economics, an M.B.A. and a Ph.D. in Finance, each from the University of Chicago.

Jordan Brooks, Ph.D., M.A, is a Principal of AQR. Dr. Brooks joined AQR in 2009 where he is Co-Head of the Macro Strategies Group. He earned a B.A. in Economics and Mathematics from Boston College, and an M.A. and a Ph.D., both in Economics, from New York University.

Andrea Frazzini, Ph.D., M.S., is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and is the Head of the Adviser’s Global Stock Selection team. He earned a B.S. in Economics from the University of Rome III, an M.S. in Economics from the London School of Economics and a Ph.D. in economics from Yale University.

John J. Huss is a Principal of AQR. Mr. Huss rejoined AQR in 2013 and is a researcher and portfolio manager for multi-asset class strategies as well as the firm’s equity strategies. Mr. Huss earned an S.B. in Mathematics from the Massachusetts Institute of Technology.

Cliff Asness, Ph.D. is a Founder, Managing Principal and Chief Investment Officer of AQR. He is an active researcher and has authored articles on a variety of financial topics for many publications, including The Journal of Portfolio Management, Financial Analysts Journal, The Journal of Finance and The Journal of Financial Economics. He has received five Bernstein Fabozzi/Jacobs Levy Awards from The Journal of Portfolio Management, in 2002, 2004, 2005, 2014 and 2015. Financial Analysts Journal has twice awarded him the Graham and Dodd Award for the year’s best paper, as well as a Graham and Dodd Excellence Award, the award for the best perspectives piece, and the Graham and Dodd Readers’ Choice Award. He has won the second prize of the Fama/DFA Prize for Capital Markets and Asset Pricing in the 2020 Journal of Financial Economics. In 2006, CFA Institute presented Dr. Asness with the James R. Vertin Award, which is periodically given to individuals who have produced a body of research notable for its relevance and enduring value to investment professionals. Prior to co-founding AQR, he was a Managing Director and Director of Quantitative Research for

the Asset Management Division of Goldman, Sachs & Co. He is a trustee for the American Enterprise Institute and the Atlas Society. He is on the governing board of the Institute of Mathematical Finance at New York University, the ambassador board of the Journal of Portfolio Management and a board member for the Q-Group. He is a member of the board of trustees and the investment committee for the National World War II Museum. He is also an advisory board member for the Adam Smith Society. Dr. Asness received a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, graduating summa cum laude in both. He received an M.B.A. with high honors and a Ph.D. in finance from the University of Chicago, where he was Eugene Fama’s student and teaching assistant for two years (so he still feels guilty when trying to beat the market).

Bryan Kelly, Ph.D. is a Principal at AQR, where he is the Head of Machine Learning and a Portfolio Manager on AQR’s Global Stock Selection team. In his role, Dr, Kelly leads AQR’s efforts in developing and implementing Machine Learning methods and models in our portfolios. Dr. Kelly is also a Professor of Finance at the Yale School of Management and a Research Fellow at the National Bureau of Economic Research. Earlier in his career, Dr. Kelly was a tenured Professor of Finance at the University of Chicago Booth School of Business. Dr. Kelly’s research has been published in the Journal of Finance, the American Economic Review, the Quarterly Journal of Economics, the Journal of Financial Economics, and the Review of Financial Studies, among others. He has won numerous awards for his work including the Harry M. Markowitz Award for best paper in the Journal of Investment Management in 2021, the Bernstein Fabozzi/Jacobs Levy award for best paper in the Journal of Portfolio Management in 2020, the Fama-DFA Prize for best paper in the Journal of Financial Economics in 2020 and 2017, and the DFA Distinguished Paper Prize in the Journal of Finance in 2023. Dr. Kelly earned an A.B. in economics from the University of Chicago, an M.A. in economics from the University of California, San Diego and a Ph.D. in finance from New York University.

Aspect Capital Limited (“Aspect”)

All portfolio and investment procedures for the Aspect Core Diversified Program are overseen by Aspect’s Investment Committee. Aspect’s Investment Committee has overall responsibility for the operation of all of Aspect’s Programs. The Investment Committee is chaired by Anthony Todd (Chief Executive Officer) and also comprises Martin Lueck (Research Director) and Christopher Reeve (Director of Risk). When the Investment Committee meets to review the Core Diversified Program’s performance or new proposed research enhancements, the Portfolio Manager for the Core Diversified Program, Max Xu, will also attend.

Anthony Todd – Chief Executive Officer. Anthony Todd co-founded Aspect in 1997 and is its Chief Executive Officer. Mr. Todd chairs Aspect’s Executive Board, which determines Aspect’s overall corporate and strategic direction, chairs Aspect’s Investment Committee and takes Board level responsibility for Risk Management. Before establishing Aspect, Mr. Todd worked for five years (from 1992 to 1997) at Adam, Harding and Lueck Limited initially as Director of Financial Engineering and Product Development, before moving to Switzerland as Director of Marketing and Institutional Sales. Prior to this role, Mr. Todd was a strategy consultant at Mars & Co., a Paris based consultancy, from 1990 to 1992. From 1989 to 1990, Mr. Todd studied at INSEAD in France, and from 1982 to 1989 he was with UBS, an international investment bank, in London as Assistant Director in the International Government Bond Group. Mr. Todd holds a B.A. in Physics from the University of Oxford and an M.B.A. from INSEAD in France.

Martin Lueck – Co-Founder and Research Director. Martin Lueck co-founded Aspect in 1997. As Research Director, Mr. Lueck oversees the Research Team responsible for generating and analyzing fundamental research hypotheses for development of all Aspect’s investment programs. Mr Lueck is also a member of Aspect’s Investment Committee. Prior to founding Aspect, Mr. Lueck was with Adam, Harding and Lueck Limited (“AHL”), which he co-founded in 1987 with Michael Adam and David Harding. Man Group plc (a leading global provider of alternative investment products and solutions) completed the purchase of AHL in 1994 and Mr. Lueck left in 1996. At AHL, Mr. Lueck was instrumental in developing AHL’s trading systems and approach to research as well as the proprietary software language that provided the platform for all of AHL’s product engineering and implementation. From 1996 through 1997, Mr. Lueck was on gardening leave from AHL during which time he helped establish his wife’s publishing business Barefoot Books. Mr. Lueck was a Director of Research at Brockham Securities Limited, a London based commodity trading advisor, from 1984 to 1987 and an executive in the Japanese Equity Sales department of Nomura International, a provider of financial services for individual, institutional, corporate, and government clients, from

January to October 1984. Mr. Lueck serves on the Board of the National Futures Association. He holds an M.A. in Physics from the University of Oxford and currently serves as Chair of the Oxford Physics Development Board.

Christopher Reeve – Director of Risk. Christopher Reeve is Aspect’s Director of Risk. In this role, he takes responsibility for all investment risks associated with Aspect’s portfolios, focusing on the review of all new research and strategies. He is a member of the Investment Committee, which provides oversight of the performance and risks of all strategies and approval for any change to any Aspect investment program. He also coordinates the firm’s product design processes, ensuring that Aspect’s investment strategy capabilities are assembled into coherent investment products which fit investor needs. This includes working closely with all of Aspect’s different research and portfolio management teams to customize products and mandates, as well as working with Aspect’s global client base to understand their requirements and ensure they have full transparency into Aspect’s strategies. Mr. Reeve joined Aspect in 2005 as a member of the Research Team, focusing on the risk reviews of new investment strategy research. He then became a member of what is now the Investment Solutions Team in 2006, Head of Investment Solutions in 2014 and Director of Investment Solutions in 2015. He was appointed to his current role in 2018. Mr. Reeve holds a first class Masters degree in Chemistry from the University of Oxford. Mr. Reeve previously served in the British Army as a second lieutenant in the Welsh Guards, commanding an infantry platoon on training and ceremonial duties.

Max Xu – Portfolio Manager. Max Xu is Portfolio Manager for the Aspect Core Diversified Program which will be used by the Fund, and other Aspect investment programs (its Diversified, Absolute Return and China Diversified Programs). In this role she is responsible for leading the ongoing research effort as it relates to these strategies, agreeing the research agenda with and reporting to the Investment Committee, as well as managing program releases. Since joining Aspect in 2008 she has accumulated almost 15 years’ experience in portfolio construction and the development of quantitative investment strategies. Prior to joining Aspect, Ms. Xu worked at BNP Paribas Asset Management from 2005 to 2008 where she developed quantitative FX trading strategies for their diversified currency program. Ms. Xu holds an M.Sc. in Financial Mathematics (Distinction) from Cass Business School and a B.Sc. in Biological Science from Peking University in China. She is also a CFA Charterholder.

Crabel Capital Management, LLC (“Crabel”)

Michael Pomada – President and Chief Executive Officer. Michael Pomada is the President and Chief Executive Officer of Crabel and is a member of the firm’s Leadership and Management Committees. In addition to his executive role, Mr. Pomada developed the Crabel Advanced Trend Program is also the Portfolio Manager of the Crabel Gemini and Crabel Contra Programs. He spends his time on research and product development, as well as overseeing the front office teams. Mr. Pomada joined Crabel in 2008 as a portfolio manager focusing on the firm’s Equity Main Strategies. In late 2009, he spearheaded a firmwide initiative to revamp the organization’s trading infrastructure, execution process, and microstructure research. He went on to serve as Crabel’s Chief Operating Officer from 2011 to2016 when he became President and CEO. Prior to joining Crabel, Mr. Pomada spent time at UBS and managed portfolios at Manchester Trading (Niederhoffer) and Coast Asset Management. He began his career in sales and business development in the interactive entertainment industry before transitioning into finance. A graduate of the University of California, Berkeley, Mr. Pomada also holds an M.B.A. with a concentration in Investments and Statistics from the University of Southern California. Mr. Pomada has been registered as an NFA associate member and an associated person of Crabel since May of 2012 and listed as a principal of Crabel since January of 2013.

Grant Jaffarian – Portfolio Manager. Grant Jaffarian is a Portfolio Manager at Crabel and is a member of the firm’s Management Committee. Mr. Jaffarian joined Crabel in 2014 as part of its acquisition of AlphaTerra where he was the Founder and Chief Investment Officer. Prior to launching AlphaTerra in 2013, Mr. Jaffarian served as the Chief Investment Officer at Efficient Capital Management (the Fund’s Adviser). He began his career at Belgium-based Analytic Investment Management, a high turnover futures manager acquired by Robeco Bank. From there, he went on to found Petra Intraday, a short-term systematic investment manager, before joining Efficient. Mr. Jaffarian earned a bachelor’s degree from Wheaton College where he majored in English and holds an M.B.A. with a concentration in Economics from the University of Chicago. Mr. Jaffarian joined the firm’s Executive Committee in 2016. Mr. Jaffarian has been listed as a principal and associated person of Crabel since 2017.

Welton Investment Partners LLC (“Welton”)

Patrick Welton, Ph.D., Founder & Chief Investment Officer. An active investor for more than three decades and an investment manager since 1989, Dr. Welton co-founded Welton in 1988. As CIO, he oversees the investment team, develops and executes on investment strategies, and monitors compliance and risk associated with those activities. He also continues to support the firm’s research efforts. Dr. Welton has served on committees for the Managed Funds Association and as a member of the Board of Directors of the NFA. He speaks at numerous conferences globally every year, participates in panel presentations, and has authored numerous articles on alternative investments, macroeconomic impacts on markets, and investment theory. He’s the former Chair of the Board of Montage Health and its subsidiaries, the former Vice-Chair of the Panetta Institute of Public Policy and a member of their investment committees. In the late 1990s, he co-founded Axios Data Analysis, one of the first large-scale data analytics firms focused on healthcare. His research experience also includes molecular biological work in gene sequencing and biophysics with a focus on positron emission neurofunctional brain imaging, and oncology through clinical cancer trials during a nearly 20-year period as Clinical Professor at Stanford University Hospital. Dr. Welton holds a B.A. from the University of Wisconsin-Madison. He also holds an M.D. from UCLA and completed his postdoctoral training at Stanford University. He additionally holds a certificate on Corporate Board Effectiveness from Harvard Business School.

Winton Capital Management Limited (“Winton”)

Simon Judes, Ph.D., Co-CIO. Dr. Judes leads Winton’s investment management and research activities. He is a member of the firm’s executive management and investment committees. Joining Winton as a researcher in 2008, Dr. Judes has worked on projects ranging from developing new commodity, macro and equity trading strategies, to leading research into portfolio construction methods. He took over responsibility for Winton’s core futures and forwards strategies in 2016 and has since led the design of standalone and bespoke implementations of Winton’s CTA strategies. Dr. Judes has a first-class Honors degree in Physics and Philosophy from University of Oxford, and a Ph.D. in Physics from Columbia University, with a thesis on String Theory and Cosmology.

Carsten Schmitz, Ph.D., Co-CIO. Dr. Schmitz leads Winton’s investment management and research activities. He is a member of Winton’s executive management and investment committees. Dr. Schmitz joined Winton in 2008 as a researcher focused on the design of quantitative trading strategies. From 2012 Dr. Schmitz was leading Winton’s Zurich research team, before moving back to London and being promoted to Head of Investment Strategy and subsequently Head of Research. Dr. Schmitz earned a Diploma with distinction from RWTH Aachen in Germany and a Ph.D. with distinction from the University of Zurich. For his Ph.D. and postdoctoral position, Dr, Schmitz worked at the DESY collider facility in Hamburg, analyzing data from high-energy particle collisions.

Columbia Management Investment Advisers, LLC (“CMIA”)

Ronald B. Stahl, CFA, Senior Portfolio Manager, and Head of Short Duration and Stable Value Team. Ronald Stahl joined one of the CMIA legacy firms or acquired business lines in 1998. Mr. Stahl began his investment career in 1998 and earned a B.S. in Business Administration from Oregon State University and an M.B.A. from Portland State University.

John D. Dempsey, CFA, Senior Portfolio Manager. John Dempsey joined CMIA in 2015 as a portfolio manager on the Short Duration and Stable Value Team. Mr. Dempsey began his investment career in 1998 and earned a B.S. in Finance from the University of Oregon.

The Fund’s Statement of Additional Information provides additional information about the Fund’s Portfolio Managers, including their compensation, other accounts that they manage, and ownership of Fund shares.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Fund’s Annual Report includes a discussion by Fund management of market conditions, economic trends, and investment strategies that significantly affected the Fund’s performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains additional information about the Fund and its investment restrictions, risks, policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the SEC and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the Fund’s current SAI and Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Fund’s website at www.efficient.com/enhanced-multi-asset-fund/.

By Telephone: Call Shareholder Services at 1-833-398-0599.

By Mail: Send a written request to:

Efficient Enhanced Multi-Asset Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Information about the Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

EFFICIENT ENHANCED MULTI-ASSET FUND

Class I (EFFIX)

Class A (EFFAX)

A Series of Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

July 5, 2024

This Statement of Additional Information (“SAI”) provides general information about the Efficient Enhanced Multi-Asset Fund (the “Fund”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus (the “Prospectus”). To obtain a copy of the Prospectus, free of charge, please write to the Fund’s transfer agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246-0707, call Shareholder Services at 1-833-398-0599, or visit the Fund’s website at www.efficient.com/enhanced-multi-asset-fund/.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
LIQUIDITY RISK MANAGEMENT PROGRAM	12
INVESTMENT LIMITATIONS	12
INVESTMENT ADVISER	13
TRUSTEES AND OFFICERS	21
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY	28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	29
PORTFOLIO TURNOVER	29
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	29
PORTFOLIO TRANSACTIONS AND BROKERAGE	30
CODE OF ETHICS	31
DISCLOSURE OF PORTFOLIO HOLDINGS	31
PROXY VOTING POLICY	32
DETERMINATION OF NET ASSET VALUE	33
REDEMPTION IN-KIND	34
STATUS AND TAXATION OF THE FUND	34
CUSTODIAN	38
FUND SERVICES	38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
DISTRIBUTOR	39
DISTRIBUTION PLAN	39
CONSOLIDATED FINANCIAL STATEMENTS	40
APPENDIX A	A-1

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DESCRIPTION OF THE TRUST AND FUND

The Fund was organized as a diversified series of Unified Series Trust (the “Trust”) on May 21, 2024. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Efficient Capital Management®, LLC (the “Adviser”). The Adviser allocates Fund assets to various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) to execute both a multi-asset risk parity investment strategy and a managed futures trend-based investment strategy. Currently, AlphaSimplex Group LLC, AQR Capital Management LLC, Aspect Capital Limited, Crabel Capital Management, LLC, Welton Investment Partners LLC, Winton Capital Management Limited, and Columbia Management Investment Advisers, LLC are the Sub-Advisers.

The Fund currently offers two classes of shares, Class I and Class A. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

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The Fund may authorize one or more brokers or other financial intermediaries to receive on its behalf purchase and redemption orders. Such financial intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value for the applicable class next computed after they are received by an authorized financial intermediary and accepted by the Fund.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND

RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use. The following is not necessarily intended to be a comprehensive discussion of all investments or techniques that may be used for the Fund.

A. Derivative Instruments. The Fund expects to use a number of derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices. There is no assurance that any derivatives strategy used by the Fund will succeed. Examples of derivative instruments that the Fund may use include (but are not limited to) futures contracts, options contracts, swap transactions and forward currency contracts. Derivatives involve special risks, including possible default by the futures commission merchant (“FCM”) or counterparty to the transaction, illiquidity and, to the extent a Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. Several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. There can be no assurance that the Fund’s FCMs or counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxable distributions paid to shareholders.

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts, currency futures contracts, commodity futures contracts, volatility futures contracts, or London Metals futures contracts, or options thereon) to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. When a futures contract is executed, each party deposits with an FCM or broker, or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin. During the term of the contract, the current value of the futures contract is settled on a daily basis by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a futures contract at the strike price. Upon exercise, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

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In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. There can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. The inability to maintain or close positions in futures or options thereon also could have an adverse impact on the Fund’s ability to hedge or manage risks effectively.

Successful use of futures by the Fund is also subject to a Sub-Adviser’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The Fund will purchase or sell futures contracts (or related options thereon) in accordance with the Commodity Futures Trading Commission (“CFTC”) regulations described in “Regulation as a Commodity Pool Operator” below.

Foreign Exchange Forward Contracts. The Fund may trade in spot and forward contracts on currencies. The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Swaps and other Over-the-counter Bilateral Derivatives Transactions. An over-the-counter bilateral derivatives transaction, such as a swap, is an individually negotiated agreement (typically with a bank, a brokerage firm or other financial institution as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund may enter into credit default, interest rate, total return, mortgage, currency, equity, fixed income and index swaps, and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a

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particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date.

A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument (such as the return of a managed futures portfolio or portfolios). Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index.

The Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. The Fund’s successful use of swap agreements will depend on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

In the event of adverse price movements on a swap, the Fund would be required to continue to pledge collateral to maintain its required variation margin until such swap is terminated by its terms. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so.

Regulation as a Commodity Pool Operator. The Fund and the Subsidiary are “commodity pools” under the Commodity Exchange Act (“CEA”), and the Adviser is registered as a “commodity pool operator” with the CFTC and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Fund and the Subsidiary, the Adviser must comply with various regulatory requirements under the CEA, and

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the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

Derivatives Risk Management Program. Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) regulates the use of derivatives, including futures contracts and options thereon, and certain other transactions. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, the Fund has established a derivatives risk management program to comply with a VaR based leverage limit and appointed a derivatives risk manager. The Fund will also provide additional disclosure both publicly and to the SEC regarding its derivatives positions. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework for covering derivatives arising from Securities and Exchange Commission (“SEC”) guidance prior to the adoption of Rule 18f-4.

B. Common Stocks and Equivalents. The Fund will invest in common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

C. Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds (open- or closed-end), money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, the Fund may invest in ETFs whose investments are consistent with the Fund’s own investment strategy. In addition, the Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. Additionally, the Fund may invest in new exchange-traded shares as they become available. The Fund may invest in ETFs whose portfolios consist primarily of commodities. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders also may incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to redeem its investment in an underlying fund in the event of dissatisfaction with the fund.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks associated with direct investments in commodities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

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To the extent that the Fund invests in ETFs that invest in foreign securities, it will be subject to additional risks associated with direct investments in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in American Depositary Receipts (“ADRs”) or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Sub-Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

D. Debt Securities. The Fund may invest in debt securities, including debt securities that are convertible into common stocks and lower-rated bonds that are rated below investment-grade, commonly referred to as “junk bonds” (bonds that are rated below BBB or its equivalent by any nationally recognized securities rating agency rating such bonds, or in unrated bonds that a Sub-Adviser believes are of comparable quality), and in exchange traded funds and closed-end funds that invest in these types of bonds. Debt securities rated below investment-grade are considered to have poor protection with respect to the payment of interest and repayment of principal or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

The ratings of S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability

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of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. A Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the security.

E. Cash Equivalents. The Fund may invest directly in cash and high-quality short-term fixed-income securities. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically. Various short-term fixed-income securities that the Fund invests in for cash management purposes are described below:

1. Bank Obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser or Sub-Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

2. Commercial Paper. Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

3. Investment Company Securities. (See “C” Above). The Fund may invest in other investment companies such as money market funds and short-term bond funds.

4. U.S. Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks Funding Corporation, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, SLM Corporation and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS is automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real

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interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

F. Securities Lending. The Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The Fund’s securities lending practices will be limited to no more than 33% of its total assets.

To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser and must obligate the bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees paid to the placing broker are reasonable and based solely upon services rendered, and (b) the Board separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”) and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

G. Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

H. Foreign Investments. The Fund may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the

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information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies have lower overall liquidity and are more volatile than securities of comparable U.S. companies. Investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that the Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially emerging market countries) and increase the cost and expenses of the Fund investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

9

Taxes. The dividends and interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks, or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which could affect the Fund’s ability to evaluate potential portfolio companies; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; (xiv) limited legal remedies for investors in emerging markets (including derivative litigation) and a limited ability of U.S. authorities (e.g., SEC and U.S. Department of Justice) to bring actions against bad actors; and (xv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Fund may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other

10

protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the NAV of the Fund. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of the Fund’s shares to decline.

I. Defensive Positions. At times the Adviser and/or Sub-Adviser may determine that market, economic or political conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of Fund shareholders. The Adviser or Sub-Adviser then may cause the Fund to take temporary defensive positions that are designed mainly to limit losses. In implementing these strategies, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds), investment grade fixed-income securities, repurchase agreements, or other securities that the Adviser or Sub-Adviser believes are consistent with the Fund’s defensive strategies.

J. Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (the “Subsidiary”), which is expected to invest primarily in commodity-linked and volatility-linked derivative instruments, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of the 1940 Act, as noted in this SAI. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take any action contrary to the interests of the Fund or its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser and/or Sub-Advisers will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral requirements in connection with various investment strategies. The Adviser has, on behalf of the Subsidiary, filed a notice with the CFTC and the NFA claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC provides relief relating to CFTC reporting requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure and reporting requirements in accordance with Part 4 of the CFTC regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a commodity pool operator that is the same as, controls, is controlled by or is under common control with the commodity pool operator of an offered pool (such as the Fund).

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift

11

tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is designed to reasonably assess and manage the liquidity risk of each individual series of the Trust, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental, (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; provided, that (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts (“REITs”)).

5. Commodities. The Fund will not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes

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of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the paragraphs above, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT ADVISER

Efficient Capital Management®, LLC (the “Adviser”), located at 4355 Weaver Parkway, Suite 200, Warrenville, Illinois 60555 serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser with the SEC, and registered with the CFTC as both a CPO and CTA and is a member of the NFA in such capacities. Efficient Capital Holdings, LLC holds the controlling interest in the Adviser. Jaffarian Management Company, L.L.C. holds the controlling interest in Efficient Capital Holdings, LLC. In turn, Ernest Jaffarian and Trula Jaffarian are the controlling members of Jaffarian Management Company, L.L.C. and, accordingly, indirectly control the Adviser. Ernest Jaffarian is the Adviser’s Founder and Chairman, while Trula Jaffarian has no day-to-day role with the Adviser.

The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser delegates elements of management of the Fund’s portfolio, including the selection of the Fund’s investments, to various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Adviser retains responsibility for various aspects of the Fund’s management including setting the Fund’s overall

13

investment objectives, monitoring and evaluating the performance of the Sub-Advisers, and implementing procedures to ensure the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions.

For its services, the Adviser is paid a management fee at the annual rate of 1.75% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses of the Fund, but only to the extent necessary so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.95% of the Fund’s average daily net assets. The contractual agreement is in place through at least September 30, 2025 and may not be terminated prior to that date except by the Board upon sixty days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Sub-Advisers

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser, pursuant to which the Sub-Adviser manages and makes investment decisions for a portion of the Fund’s assets. The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment approach. Notwithstanding the delegation to the Sub-Adviser, the Adviser retains primary responsibility with respect to all matters relating to the Fund. The Adviser (not the Fund) pays the Sub-Adviser out of the management fee that the Adviser receives from the Fund.

Not all of the Sub-Advisers listed for the Fund may be actively managing assets for the Fund at all times. Subject to the oversight of the Board, the Adviser, in its sole discretion, may allocate all or a portion of the Fund’s assets away from a Sub-Adviser. Situations in which the Adviser may make such a determination include (but are not limited to) changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, market conditions, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Sub-Advisers. Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that

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other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when other Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser were managing the Fund.

For their sub-advisory services, the Adviser pays each Sub-Adviser a sub-advisory fee at the annualized rate. The sub-advisory fee is based on the average value of the daily net assets of the allocated portion of assets managed by the applicable Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.

AlphaSimplex Group LLC

AlphaSimplex Group LLC (“AlphaSimplex”), a Delaware limited liability company and an affiliate of Virtus Investment Partners, Inc. (NYSE: VRTS), is located at 200 State Street, Boston, Massachusetts 02109. AlphaSimplex was established in 1999 and provides quantitative advisory and sub-advisory services to mutual funds and to institutional clients. As of December 31, 2023, AlphaSimplex managed approximately $4.6 billion in assets.

AQR Capital Management LLC

AQR Capital Management, LLC (“AQR”) is located at One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830. AQR, a Delaware limited liability company, was established in 1998. As of December 31, 2023, AQR and its affiliates had approximately $98.9 billion in assets under management

Aspect Capital Limited

Aspect Capital Limited (“Aspect”) is a private limited company formed under the laws of England and Wales in 1997 and based in London, United Kingdom. Aspect’s main office is located at 10 Portman Square, London W1H 6AZ, United Kingdom. Aspect applies a systematic and quantitative approach to investment management, with the aim of generating high-quality and diversifying returns for its clients’ portfolios. As of December 31, 2023, Aspect had approximately $7.7 billion in assets under management.

Crabel Capital Management, LLC

Crabel Capital Management, LLC (“Crabel”) is organized as a Wisconsin limited liability company and its main office is located at 1999 Avenue of the Stars, Suite 2550, Los Angeles, California 90067. Crabel is a global alternative investment firm specializing in systematic, automated trading of global futures and foreign exchange instruments. As of December 31, 2023, Crabel had approximately $6 billion in assets under management.

Welton Investment Partners LLC

Welton Investment Partners LLC (“Welton”), a Delaware limited liability company, was formed in 2014 to provide all of the investment advisory and day-to-day operational services previously assumed by Welton Investment Corporation. Welton’s main office is located at Eastwood Building, San Carlos between 5th and 6th, P.O. Box 6147, Carmel, California 93921. As of December 31, 2023, Welton had approximately $1.6 billion in assets under management.

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Winton Capital Management Limited

Winton Capital Management Limited (“Winton”) is incorporated under the laws of England and Wales and its registered office is at Third Floor, 20 Old Bailey, London EC4M 7AN, England. As of December 31, 2023, Winton had approximately $10.3 billion in assets under management.

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA”) is a Minnesota limited liability company located at 290 Congress Street, Boston, Massachusetts 02110. CMIA is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2023, CMIA had approximately $410 billion in assets under management.

Certain Conflicts of Interest

Potential conflicts may arise in connection with the Adviser’s selection of the Sub-Advisers, given the Fund’s fee structure. In particular, since the Adviser and the Sub-Advisers share in the single management fee, the Adviser may be constrained from selecting certain sub-advisory firms, given the fees certain firms may charge for their services. Similarly, the Adviser is incentivized to select sub-advisory firms who agree to be paid a smaller proportion of the management fee than sub-advisory firms who can command higher fees, even though such higher-fee firms may be appropriate for the Fund’s portfolio. The lower the Sub-Adviser’ share of the management fee, the more of that fee the Adviser will retain.

The Adviser and the Sub-Advisers also carry on investment activities for other client accounts, and potentially for their own account(s) and/or the accounts of immediate family members or other affiliates. Conflicts may arise as a result of each such firm’s differing economic interests in respect of such activities and their time and resources devoted to such other activities in competition with that of the Fund. These other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Adviser or a Sub-Adviser could favor one account over another. Another potential conflict could include a Sub-Adviser’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Sub-Adviser could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and the Sub-Advisers have each established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated.

General

A discussion of the factors that the Board considered in approving the Fund’s management agreement and the sub-advisory agreements will be included in Form N-CSR, which will be available on the Fund’s website at www.efficient.com/enhanced-multi-asset-fund/ and, upon request, delivered in paper or electronic format in any of the ways set forth under “How to Obtain Copies of Other Fund Documents” in the Prospectus.

About the Portfolio Managers

The Fund is managed by Chad Martinson, Lorent Meksi and Andrew Brumbach of Efficient Capital Management®, LLC (the “Adviser Portfolio Managers”) and Alexander D. Healy, Ph.D., Kathryn M. Kaminski, Ph.D., CAIA, Phillippe P. Lüdi, Ph.D., CFA and John C. Perry, Ph.D. of AlphaSimplex Group, LLC; John M. Liew, Ph.D., M.B.A, Jordan Brooks, Ph.D., M.A., Andrea Frazzini, Ph.D., M.S., John J. Huss, Cliff Asness, PhD and Bryan Kelly, PhD of AQR Capital Management, LLC; Anthony Todd, Martin Lueck, Christopher Reeve and Max Xu of Aspect Capital Limited; Michael Pomada and Grant Jaffarian of Crabel Capital Management, LLC; Patrick Welton, Ph.D. of Welton Investment Partners, LLC; Carsten Schmitz, Ph.D. and Simon Judes, Ph.D. of Winton

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Capital Management Limited; Ronald B. Stahl, CFA and John D. Dempsey, CFA of Columbia Management Investment Advisers, LLC (the “Sub-Adviser Portfolio Managers”) (collectively, the “Portfolio Managers”).

Adviser Portfolio Manager Compensation. The Adviser compensates its Portfolio Managers with salary, discretionary bonus and standard benefits. The Portfolio Managers’ bonuses are based on the individual performance of the Portfolio Manager and the overall profitability of the Adviser, which is in part dependent on the net assets and performance of the Fund.

Sub-Adviser Portfolio Manager Compensation. The compensation for Portfolio Managers of the Sub-Advisers generally consists of a salary with a discretionary bonus and standard benefits. While specific terms may differ, such bonuses and compensation generally are based on the Portfolio Manager’s individual performance, the overall profitability of the Sub-Adviser and/or the assets and performance of the Sub-Adviser Program managed by the Portfolio Manager, which are in part dependent on the net assets and performance of the Fund.

Portfolio Manager Holdings

As of May 31, 2024 (as of December 31, 2023 for CMIA’s Portfolio Managers), the Portfolio Managers were also responsible for the management of the following types of other accounts in addition to the Fund:

Chad Martinson (Efficient)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	16	$1,353	12	$1,032
Other Accounts:	0	$0	0	$0

Lorent Meksi (Efficient)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	16	$1,353	12	$1,032
Other Accounts:	0	$0	0	$0

Andrew Brumbach (Efficient)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	16	$1,353	12	$1,032
Other Accounts:	0	$0	0	$0

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Alexander D. Healy, Ph.D. (AlphaSimplex)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$2,908	0	$0
Other Pooled Investment Vehicles:	2	$1,131	1	$1,039
Other Accounts:	6	$888	0	$0

Kathryn Kaminski, Ph.D., CAIA (AlphaSimplex)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$2,908	0	$0
Other Pooled Investment Vehicles:	2	$1,131	1	$1,039
Other Accounts:	5	$888	0	$0

Phillippe P. Lüdi, Ph.D., CFA (AlphaSimplex)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$2,908	0	$0
Other Pooled Investment Vehicles:	2	$1,131	1	$1,039
Other Accounts:	5	$888	0	$0

John C. Perry, Ph.D. (AlphaSimplex)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$2,782	0	$0
Other Pooled Investment Vehicles:	2	$1,131	1	$1,039
Other Accounts:	5	$888	0	$0

John M. Liew, Ph.D., M.B.A. (AQR)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	11	$3,675	0	$0
Other Pooled Investment Vehicles:	29	$17,214	17	$9,049
Other Accounts:	16	$7,315	10	$4,894

Jordan Brooks, Ph.D., M.A. (AQR)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	12	$6,785	0	$0
Other Pooled Investment Vehicles:	19	$10,074	9	$3,314
Other Accounts:	19	$15,762	9	$4,312

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Andrea Frazzini, Ph.D., M.S. (AQR)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	28	$13,274	1	$124
Other Pooled Investment Vehicles:	34	$18,673	19	$9,930
Other Accounts:	50	$33,872	15	$8,940

John J. Huss (AQR)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	29	$14,037	1	$124
Other Pooled Investment Vehicles:	38	$17,894	25	$11,467
Other Accounts:	48	$33,271	14	$8,769

Cliff Asness, PhD. (AQR)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	26	$15,365	0	$0
Other Pooled Investment Vehicles:	30	$14,756	18	$10,213
Other Accounts:	51	$30,991	16	$8,501

Brian Kelly, Ph.D. (AQR)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$18	0	$0
Other Pooled Investment Vehicles:	1	$241	0	$0
Other Accounts:	0	$0	0	$0

Anthony Todd (Aspect)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$295	0	$0
Other Pooled Investment Vehicles:	23	$4,657	17	$1,648
Other Accounts:	15	$4,177	10	$3,474

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Martin Lueck (Aspect)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$295	0	$0
Other Pooled Investment Vehicles:	23	$4,657	17	$1,648
Other Accounts:	15	$4,177	10	$3,474

Christopher Reeve (Aspect)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$295	0	$0
Other Pooled Investment Vehicles:	23	$4,657	17	$1,648
Other Accounts:	15	$4,177	10	$3,474

Max Xu (Aspect)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$295	0	$0
Other Pooled Investment Vehicles:	15	$4,094	10	$1,173
Other Accounts:	14	$3,511	9	$2,808

Michael Pomada (Crabel)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$436	0	$0
Other Pooled Investment Vehicles:	12	$1,509	6	$1,022
Other Accounts:	27	$2,767	12	$1,415

Grant Jaffarian (Crabel)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$436	0	$0
Other Pooled Investment Vehicles:	4	$418	0	$0
Other Accounts:	13	$1,050	2	$87

Patrick Welton, Ph.D. (Welton)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$551	0	$0
Other Pooled Investment Vehicles:	9	$1,033	6	$793
Other Accounts:	3	$171	3	$171

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Carsten Schmitz, Ph.D. (Winton)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	10	$3,337	7	$2,248
Other Accounts:	24	$7,987	18	$7,169

Simon Judes, Ph.D. (Winton)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	10	$3,337	7	$2,248
Other Accounts:	24	$7,987	18	$7,169

Ronald B. Stahl, CFA (CMIA)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	7	$5,710	0	$0
Other Pooled Investment Vehicles:	8	$1,610	0	$0
Other Accounts:	55	$4,670	0	$0

John D. Dempsey, CFA (CMIA)
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$342	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	17	$664	0	$0

As of the date of this SAI, the Portfolio Managers owned no shares of the Fund.

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

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The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee and Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present); Trustee, OneAscent Private Markets Access Fund (April 2024 – present). Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Advisory Board Member, AKRA Investment Services Inc. (January 2024 – present); Trustee and Chair, OneAscent Private Markets Access Fund (April 2024 – present); Director, Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (2024 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans; Trustee, Peak Income Plus Fund (May 2022 – present); Director, Advisors Charitable Gift Fund, a Donor Advised Fund (2020 – 2024).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary Global Trust Company (GTC). NRS is a transfer agent and fund administrator; GTC is a non-depository trust company sponsoring private investment products (2021 – present); Chairman Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 – June 2023).

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001 – present); Director, Mountain Valley Insurance Company (2016 – present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present); Director, Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (2024 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 30 series.

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The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired. Interested Trustee, OneAscent Private Markets Access Fund (April 2024 – present).

Previous: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – April 2023); Interested Trustee of Ultimus Managers Trust (January 2021 – April 2023); Interested Trustee, Peak Income Plus Fund (May 2022 – 2024); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – 2024).

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Vice President, Compliance Officer of Ultimus Fund Solutions, LLC (2019 – present). Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Stacey A. Havens (1965) Vice President, August 2023 to present; Relationship Manager, November 2009 to August 2023	Current: Vice President, Relationship Management for Ultimus Fund Solutions, LLC (2015 – present).
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC (2016 – present).
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2021 – present) Previous: Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).
Kevin M. Traegner (1985) Assistant Treasurer, November 2020 to present	Current: Assistant Vice President, Financial Administration, Ultimus Fund Solutions, LLC (2016 – present).

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Board. He served as Chair of the Audit Committee and the Governance & Nominating

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Committee of the Board from May 2020 to May 2022. He has also served as trustee of three other registered investment companies, and currently serves as a Trustee of OneAscent Private Markets Access Fund (since April 2024). From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chair of the Governance & Nominating Committee of the Board. He served as Chair of the Board from January 2017 to May 2022. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment products. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a Trustee, President (since 2023) and member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a Member, Dean’s Advisory Board, Boston University School of Theology and a Director, Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. Mr. Grant has been a Director of Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. since 2024. Mr. Grant has been a Trustee and Chair of the Board of Peak Income Plus Fund from May 2022 to 2024, and a Director of Advisors Charitable Gift Fund, a Donor Advised Fund, from 2020 to 2024. He has served as an Advisory Board Member of AKRA Investment Services Inc. since January 2024 and as a Trustee and Chair of OneAscent Private Markets Access Fund (since April 2024). He has also served as an Advisory Board Member of AKRA Investment Services Inc. since January 2024. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Freddie Jacobs Jr. - Mr. Jacobs has been a Trustee of the Trust since September of 2022, and currently serves as the Chief Operating Officer and Chief Risk Officer for Northeast Retirement Systems, LLC (NRS) and its subsidiary Global Trust Company (GTC). As Chief Operating Officer, Mr. Jacobs, is responsible for the company’s Operational Services and Technology team. As Chief Risk Officer, Mr. Jacobs is responsible for the company’s overall compliance, risk and fund accounting and finance functions. He has over 25 years of experience in the mutual fund industry. Mr. Jacobs served as a Trustee and Member of the Finance Committee for Buckingham Browne & Nichols from 2017 to June 2023. He is Chairman of the Board for the Crispus Attucks Fund. Mr. Jacobs has been a Director of Sportsmen’s Tennis and Education Center since 2019. Prior to joining NRS in 2013 Mr. Jacobs spent two years at JP Morgan where he was responsible for the 40’ Act Compliance Reporting Services Team and four years with State Street Bank as a Risk Manager for Investor Services. Prior to State Street’s acquisition of Investors Bank and Trust (IBT) Mr. Jacobs was the Director of Operational Risk and Compliance for Mutual Fund Administration at IBT. Mr. Jacobs began his career as an auditor at Arthur Andersen and later worked at U.S. Bancorp Fund Services as an AVP in Fund Administration. Mr. Jacobs graduated from Hampton University with a Bachelor’s degree in Accounting. He is a Certified Public Accountant licensed in Wisconsin.

Catharine Barrow McGauley - Ms. McGauley has been an Independent Trustee of the Trust since September of 2022 and currently serves as Chair of the Pricing & Liquidity Committee of the Board. She has over 20 years of financial services industry experience which includes institutional and individual portfolio management, securities research, and risk management. She currently serves as lead portfolio manager for Atlantic Charter Insurance (ACI),

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one of Massachusetts’ leading workers’ compensation insurers. Ms. McGauley also currently serves as an investment adviser for a family office and senior analyst/advisor for a large real estate company in Boston and related family. Prior to joining ACI in 2010, Ms. McGauley spent two years as an investment advisor at JP Morgan where she managed over $100 million of investments for high net worth clients. She also spent four years as a portfolio manager with Wilmington Trust/Bigham Legg Advisors where she was a voting member of the firm’s investment committee whose responsibility was to determine the core strategic and tactical allocation of assets in client accounts. In addition, she is an active investment committee member for several charities

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Audit Committee of the Board. He also has served as trustee of three other registered investment companies. From 1989 to 2021, he was a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler is a Director of Mountain Valley Insurance Company, a Member of the Executive Board of The Lexington Chamber of Commerce, and a Member of the Board of the Hartland Executive Home Owners’ Association, and a Member of the Advisory Board for the Baldwin-Wallace University School of Business. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler has been a Director of Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. since 2024. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace University and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since 2020, and served as President of the Trust from 2016 to 2021. Mr. Carson was a Trustee of Ultimus Managers Trust from January 2021 to April 2023. From 2013 to April 2023, Mr. Carson was a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013. He currently serves as an interested Trustee of OneAscent Private Markets Access Fund (since April 2024). Mr. Carson was a Trustee of Peak Income Plus Fund from May 2022 to 2024. Mr. Carson was a Trustee of Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund from November 2022 to 2024.

Independent Trustees Messrs. Condon and Tritschler each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Mr. Grant has experience conducting due diligence on and evaluating investment advisers as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that he is qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Mr. Jacobs’ experience in the mutual funds industry, including his current role as chief risk officer Northeast Retirement Systems, LLC, and Ms. McGauley’s experience in the financial industry in various portfolio management and risk management roles, provide them with the ability to review advisers’ risk management programs and other investment related risks. Mr. Carson’s previous experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee (formerly the Pricing Committee), and the Governance & Nominating Committee as described below:

●	The Audit Committee currently consists of Messrs. Condon, Jacobs and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and

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practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee expects to meet four times during the fiscal year ending May 31, 2025.

●	The Pricing & Liquidity Committee is responsible for reviewing fair valuation determinations and approving those for any series of the Trust that does not have a Valuation Designee. The Pricing & Liquidity Committee currently consists of Messrs. Carson and Grant, and Ms. McGauley, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to any meetings to review or approve fair valuations, the Pricing & Liquidity Committee expects to meet four times during the fiscal year ending May 31, 2025.

●	The Governance & Nominating Committee consists of all of the Independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee currently does not accept recommendations of nominees from shareholders. The Governance & Nominating Committee expects to meet four times during the fiscal year ending May 31, 2025.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust Northern Lights Compliance Services, LLC, to provide a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have

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been permitted to conduct quarterly meetings telephonically or by video conference in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns and restrictions related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting will be ratified, as required by the SEC’s relief, at a later in-person meeting. The Trustees may continue to rely on the SEC relief if needed, so long as it is available. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2023.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
David R. Carson	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$100,001 - $500,000
Freddie Jacobs, Jr.	None	None
Catharine B. McGauley	None	$10,001 - $50,000
Ronald C. Tritschler	None	$1 - $10,000

*	As of the date of this SAI, the Trust consists of 30 series.

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In calendar year 2024, each Independent Trustee of the Trust will receive annual compensation of $3,085 per fund from the Trust, except that the Chair of the Audit Committee, the Chair of the Governance & Nominating Committee, and the Chair of the Pricing & Liquidity Committee will each receive annual compensation of $3,560 per fund from the Trust, and the Independent Chair of the Board will receive $3,760 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. For Funds that have two or more sub-advisers, each Trustee shall be paid an additional $500 per sub-adviser per annum for each sub-adviser after the first. Beginning in May 2024, the interested Trustee began receiving the same compensation as the Independent Trustees.

Set forth below are the estimates of the annual compensation to be paid to the Trustees by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ fees and Trustees’ and officers’ expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable. The Trust does not compensate its officers.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Daniel J. Condon, Independent Trustee and Chair of the Board	$3,760	$0	$0	$112,800
Kenneth G.Y. Grant, Independent Trustee and Chair of the Governance & Nominating Committee	$3,560	$0	$0	$106,800
Catharine B. McGauley, Independent Trustee and Chair of the Pricing & Liquidity Committee	$3,560	$0	$0	$106,800
Ronald C. Tritschler, Independent Trustee and Chair of the Audit Committee	$3,560	$0	$0	$106,800
Freddie Jacobs, Jr., Independent Trustee	$3,085	$0	$0	$92,550
David R. Carson, Interested Trustee[2]	$3,085	$0	$0	$69,413

1	As of the date of this SAI, the Trust consists of 30 series.
2	In calendar year 2024, Mr. Carson will be compensated for three regular meetings of the Board.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked and volatility-linked derivative instruments consistent with the limits of U.S. federal tax law requirements applicable to registered investment companies.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd., c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008 Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors consisting of two of the Board’s Independent Trustees.

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The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio, which is sub-advised by certain Sub-Advisers. The Subsidiary’s financial statements are not audited separately, but will be consolidated with those of the Fund, which is audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. The Subsidiary has a separate custodial account with U.S. Bank National Association to serve as the Subsidiary’s custodian, and with Ultimus Fund Solutions, LLC to serve as the Subsidiary’s accountant and transfer agent. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures.

Neither the Adviser nor Sub-Advisers receive compensation from the Subsidiary for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody, accounting and transfer agency that it receives. It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of the date of this SAI, no shareholder controlled the Fund and the Trustees and officers of the Trust as a group owned no shares of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. It is anticipated that the Fund will have a high portfolio turnover rate that exceeds 100%. The Fund’s turnover rate will be available after the Fund completes its first fiscal year.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Transfer Agent, subject to oversight by the Trust’s CCO and, ultimately, by the Board.

When you open an account with the Fund, the Transfer Agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the Transfer Agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, freeze any account and/or suspend account activities, or (iii) involuntarily redeem

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your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Transfer Agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. The Adviser has entered into sub-advisory agreements with the Sub-Advisers delegating responsibility for the Fund’s portfolio decisions and the Fund’s portfolio transactions on the Sub-Advisers. In placing portfolio transactions, the Sub-Advisers seek the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Advisers generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

Each Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.

When the Fund and another of the Sub-Adviser’s clients seek to purchase or sell the same security at or about the same time, the Sub-Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Fund and other accounts managed by the Sub-Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security.

Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Sub-Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

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CODE OF ETHICS

The Trust, the Adviser, each Sub-Adviser and the Fund’s Distributor as defined herein have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s and Sub-Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at (866) 738-1128. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s website. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s CCO. The Trust, the Adviser, and the Sub-Advisers are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser and the Sub-Advisers are permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Adviser, Sub-Advisers, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to

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keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICY

The Trust, the Adviser and the Sub-Advisers each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser which will in turn delegate such responsibility to the Sub-Advisers (except as described below with respect to one Sub-Adviser), subject to the Sub-Advisers’ respective proxy voting policy and the supervision of the Board. The Adviser also maintains a proxy voting policy.

Absent mitigating circumstances and/or conflicts of interest, it is certain Sub-Adviser’s general policy to vote proxies consistent with the recommendation of its proxy advisory firm. Notwithstanding the foregoing, a Sub-Adviser may vote against a recommendation after considering whether the proposal was recommended by an issuer’s management, acts to entrench existing management; or fairly compensates management for past and future performance. Furthermore, a Sub-Adviser may conduct its own detailed analysis of certain proposals in relation to specific corporate events (e.g., mergers or acquisitions). The Sub-Advisers that have not engaged proxy advisory firms generally consider the aforementioned factors, among others, when deciding whether to vote for or against a proposal. All Sub-Advisers vote proxies consistent with their fiduciary duty to do so in the best interests of their clients, as each Sub-Adviser determines.However, it should be noted that, given the Fund’s managed futures-oriented investment strategies, it is expected that the Fund’s investment instruments will generate a minimal number of proxies, if any.

The Trust’s policy provides that, if a conflict of interest between the Sub-Adviser or its affiliates and the Fund arises with respect to any proxy, the Sub-Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Sub-Adviser, is most consistent with the Sub-Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

Notwithstanding the foregoing, by agreement with one Sub-Adviser, Crabel, the Adviser has retained authority to vote any proxies that may be generated on instruments traded by Crabel for the Fund; Crabel will not vote such proxies. Accordingly, the foregoing disclosures also apply to the Adviser with respect to any such assets managed by Crabel.

You may obtain a copy of the Trust’s, the Adviser’s and the relevant Sub-Advisers’ respective proxy voting policies by calling Shareholder Services at 1-833-398-0599 or by writing to the Transfer Agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

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DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Futures contracts shall be valued at the closing price on their primary exchange. If a closing price is not readily available, futures will be priced at the last bid price. In the case of options traded in the over-the-counter (“OTC”) market, the Fund will generally use the bid price from an approved independent pricing service; or, if a price is not available from an independent pricing service, the average of the last bid prices obtained from three or more dealers will be used.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

For valuation purposes, all assets and liabilities initially expressed in foreign currency will be converted into U.S. dollars at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by the New York Stock Exchange. Such conversion shall take place at the time that the Fund’s NAV is calculated. If such quotations are not available, a fair value rate of exchange will be determined in good faith by the Adviser, as Valuation Designee, as discussed below.

In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued

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pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the aggregate amount being redeemed within any 90-day period is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to Rule 18f-1, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

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If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

●	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

●	Diversify its investments in securities within certain statutory limits; and

●	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses that the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, if any, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward indefinitely to offset any capital gains.

Capital losses and specified gains realized after October 31st, and net investment losses realized after December 31st may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or individual retirement account (“IRA”), are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

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The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Wholly-Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, and be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Code Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). To satisfy the 90% income requirement, the Subsidiary will, not less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated

37

by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in a Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is the parent company of the distributor, Ultimus Fund Distributors, LLC. Certain officers of the Trust are employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is paid by the Fund for serving in such capacity beginning in May 2024.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. (“Cohen”), located at 151 N. Franklin Street, Suite 575, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Fund’s initial fiscal period.

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Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Trust, with respect to the Fund, has adopted a Distribution Plan (the “Plan”) for its Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement. The Plan was approved by the Board at an in-person meeting on May 20-21, 2024. The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Class A shares in connection with the promotion and distribution of Class A shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Class A shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

ADMIINSTRATIVE SERVICES PLAN

The Trust has adopted an Administrative Services Plan on behalf of the Fund. Payments made under the Administrative Services Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service providers; (x) assisting shareholders in

39

changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

As stated in the Prospectus, for these services, the Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A shares serviced by the agent and up to 0.15% of the average daily net assets of the Class I shares serviced by the agent. The Board currently limits the Fund’s Administrative Services Plan fees to 0.00% of the average daily net assets of the Fund through September 30, 2025.

CONSOLIDATED FINANCIAL STATEMENTS

As of the date of this SAI, the Fund is just commencing operations and, as a result, there are no financial statements available.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for commercial paper in which the Fund may invest:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper in which the Fund may invest:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is “F-1.” Fitch employs two designations, “F-1+” and “F-1,” within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Fund may invest:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

“A1” - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

“A2” - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings

Standard & Poor’s Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated ‘Aa’ are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated ‘Baa’ are considered as medium-grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: - Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: - Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: - Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: - Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: - Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch Investors Service, Inc. Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.= Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated ‘F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

`

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	Amendment No. 49 to Agreement and Declaration of Trust as filed with the State of Ohio on May 23, 2024 – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

(b)	By-laws. Bylaws of the Registrant, as adopted on October 14, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)	Investment Advisory Contracts.

	1.	(a)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

		(b)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

		(c)	Amended and Restated Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Large Cap Dividend Fund, and the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

	2.	(a)	Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

		(b)	Amended and Restated Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund - Filed with Registrant’s registration statement on Form N-1A dated April 28, 2023 and incorporated herein by reference.

	3.	(a)	Registrant’s Management Agreement with Channel Investment Partners LLC with regard to the Channel Short Duration Income Fund dated August 1, 2020 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

		(b)	Assignment and Assumption Agreement among Financial Counselors, Inc., Channel Investment Partners LLC and Unified Series Trust regarding fee waiver and expense reimbursement with respect to the Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

		(c)	Operating Expense Limitation Agreement with Channel Investment Partners LLC regarding fee waiver and expense reimbursement with respect to the Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

	4.	(a)	Registrant’s Amended and Restated Management Agreement with Pekin Hardy Strauss, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

		(b)	Operating Expense Limitation Agreement with Pekin Hardy Strauss, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund - Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

5.	(a)	Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(c)	Amended and Restated Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

6.	(a)	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Equity Income Fund – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Equity Income Fund – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

7.	(a)	Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	First Addendum to Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(c)	Second Addendum to Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Equity Income Fund – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

8.	Registrant’s Management Agreement with SBAuer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021.

9.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2023 and incorporated herein by reference.

10.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2023 and incorporated herein by reference.

11.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2023 and incorporated herein by reference.

12.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2023 and incorporated herein by reference.

13.	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group Stock Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

14.	(a)	Registrant’s Management Agreement with Standpoint Asset Management, LLC with regard to the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Standpoint Asset Management, LLC regarding Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(c)	Investment Advisory Agreement between Standpoint Asset Management, LLC and Standpoint Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

15.	(a)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(c)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(d)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(e)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Flexible Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(f)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Strategies Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(g)	Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Flexible Fund, and Absolute Strategies Fund – Filed with Registrant’s registration statement on Form N-1A dated September 15, 2023 and incorporated herein by reference.

	(h)	Assignment and Assumption Agreement among Absolute Investment Advisers LLC, Forum Funds, and Unified Series Trust with regard to the Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Flexible Fund, and Absolute Strategies Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(i)	Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(j)	Subadvisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group Partners, LLC with regard to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

16.	(a)	Registrant’s Management Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

17.	(a)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2024 and incorporated herein by reference.

	(c)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(d)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(e)	Sub-Advisory Agreement between OneAscent Investment Solutions, LLC and Teachers Advisors, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(f)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	(g)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	(h)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	(i)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Small Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

	(j)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Small Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

18.	(a)	Registrant’s Management Agreement with Efficient Capital Management LLC with regard to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

		(b)	Operating Expense Limitation Agreement with Efficient Capital Management LLC with regard to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

		(c)	Investment Advisory Agreement between Efficient Capital Management LLC and Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith.

		(d)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and AlphaSimplex Group, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith. Redacted proprietary.

		(e)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and AQR Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith. Redacted proprietary.

		(f)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Aspect Capital Limited with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith. Redacted proprietary.

		(g)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Columbia Management Investment Advisers, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith. Redacted proprietary.

		(h)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Crabel Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith. Redacted proprietary.

		(i)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Welton Investment Partners LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith. Redacted proprietary.

		(j)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Winton Capital Management Limited with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed herewith. Redacted proprietary.

(e)	Underwriting Contracts.

	1.	(a)	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated February 1, 2019 – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC – Filed herewith. Redacted proprietary.

	2.	(a)	Distribution Agreement between Registrant and Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Supplemental Schedule B to Distribution Agreement between Registrant and Northern Lights Distributors, LLC for the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference. Redacted proprietary.

		(c)	Supplemental Schedule B to Distribution Agreement between Registrant and Northern Lights Distributors, LLC for the OneAscent ETFs – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference. Redacted proprietary.

	3.	(a)	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated December 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated December 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference. Redacted proprietary.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

	1.	Registrant’s Custodian Agreement with Huntington National Bank dated October 15, 2010 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference. Redacted proprietary.

	2.	(a)	Registrant’s Custodian Agreement with U.S. Bank, N.A. dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Registrant’s Custodian Agreement with U.S. Bank, N.A. – Filed herewith. Redacted proprietary.

	3.	(a)	Registrant’s Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(b)	Eighth Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. reflecting current schedule of ETFs – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

	4.	(a)	Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021.

		(b)	U.S. Bank National Association Acknowledgement of Assumption of Custodial Duties – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

	5.	Registrant’s Custodian Agreement with Fifth Third Bank, National Association – Filed with Registrant’s registration statement on Form N-1A dated November 9, 2021 and incorporated herein by reference.

(h)	Other Material Contracts.

	1.	(a)	Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on form N-1A dated November 13, 2023 and incorporated herein by reference. Redacted proprietary.

		(c)	Amendment to Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on form N-1A dated November 13, 2023. – Filed herewith. Redacted proprietary.

	2.	(a)	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

		(b)	Side Letter Agreement with Pekin Hardy Strauss, Inc. regarding agreement to waive receipt of payments under the administrative services plan relating to the Fund’s Investor Class until January 31, 2025 – Filed with Registrant’s registration statement on Form N-1A dated January 26, 2024 and incorporated herein by reference.

	3.	(a)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (N-CEN N-PORT) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

		(c)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (ETF Accounting) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

		(d)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (ETF Administration) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

		(e)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Derivatives) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference. Redacted proprietary.

		(f)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Tax Provisioning) – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference. Redacted proprietary.

		(g)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Shareholder Servicing Fees) – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference.

		(h)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Schedule A) – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

		(i)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Tailored Shareholder Reports) – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference. Redacted proprietary.

	4.	Form of Authorized Participant Agreement for ETFs – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	5.	Registrant’s Investment Agreement with Pekin Hardy Strauss, Inc. and Simplify Exchange Traded Funds for Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	6.	Registrant’s Investment Agreement with 360 Funds for Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	7.	Registrant’s Fund of Funds Investment Agreement with Fidelity Rutland Square Trust II for Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 15, 2023 and incorporated herein by reference.

	8.	Registrant’s Administrative Services Plan for the Efficient Enhanced Multi-Asset Fund – Filed herewith.

(i)	Legal Opinion and Consent.

	1.	Legal opinion and consent – Filed herewith.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plans.

	1.	Revised Rule 12b-1 Distribution Plan for Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

2.	Rule 12b-1 Distribution Plan for Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

3.	Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

4.	Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

5.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

6.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

7.	Rule 12b-1 Distribution Plan with respect to the Class A Shares of the Efficient Enhanced Multi-Asset Fund – Filed herewith.

(n)	Rule 18f-3 Plans.

	1.	Amended and Restated Rule 18f-3 Plan for Crawford Large Cap Dividend Fund, and Crawford Small Cap Dividend Fund - Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	3.	Rule 18f-3 Plan for Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	4.	Rule 18f-3 Plan for Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	5.	Rule 18f-3 Plan for Efficient Enhanced Multi-Asset Fund – Filed herewith.

(o)	Reserved.

(p)	Codes of Ethics.

	1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on March 29, 2018 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	3.	Code of Ethics adopted by Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC, as distributors to Registrant – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference.

	4.	Dean Investment Associates, LLC and Dean Financial Services, LLC Code of Ethics and Insider Trading Policy - Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	5.	Dean Capital Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	6.	Fisher Asset Management, LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated December 28, 2022 and incorporated herein by reference.

	7.	Pekin Hardy Strauss, Inc. Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

	8.	Channel Investment Partners LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

	9.	SBAuer Funds, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021 and incorporated herein by reference.

	10.	Crawford Investment Counsel, Inc. Code of Ethics – Filed with Registrant’s registration on Form N-1A dated April 28, 2023 and incorporated herein by reference.

	11.	Standpoint Asset Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	12.	Absolute Investment Advisers LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

	13.	St. James Investment Company, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2023 and incorporated herein by reference.

	14.	Ballast Asset Management, LP Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	15.	OneAscent Investment Solutions, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	16.	Teachers Advisors, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2023 and incorporated herein by reference.

	17.	Kovitz Investment Group Partners, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	18.	Efficient Capital Management LLC Code of Ethics – Filed herewith.

	19.	AlphaSimplex Group, LLC Code of Ethics – Filed herewith.

	20.	AQR Capital Management, LLC Code of Ethics – Filed herewith.

	21.	Aspect Capital Limited Code of Ethics – Filed herewith.

	22.	Columbia Management Investment Advisers, LLC Code of Ethics – Filed herewith.

	23.	Crabel Capital Management, LLC Code of Ethics – Filed herewith.

	24.	Welton Investment Partners LLC Code of Ethics – Filed herewith.

	25.	Winton Capital Management Limited Code of Ethics – Filed herewith.

(q)	Proxy Voting Policies.

	1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

	2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

	3.	Proxy Voting Policy and Procedures adopted by Channel Investment Partners LLC – Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

4.	Proxy Voting Policy and Procedures adopted by Pekin Hardy Strauss, Inc. as adviser to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

5.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as adviser to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

6.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

7.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds – Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

8.	Proxy Voting Policy adopted by Standpoint Asset Management, LLC as adviser to Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

9.	Proxy Voting Policy adopted by Absolute Investment Advisers, LLC as adviser to Absolute Select Value ETF, Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Strategies Fund and Absolute Flexible Fund – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

10.	Proxy Voting Policy adopted by Ballast Asset Management, LP as adviser to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

11.	Proxy Voting Policy adopted by OneAscent Investment Solutions, LLC as adviser to OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent Small Cap Core ETF, the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2024 and incorporated herein by reference.

12.	Proxy Voting Policy adopted by Dean Capital Management, LLC as sub-adviser to each of the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

13.	Proxy Voting Policy adopted by Kovitz Investment Group Partners, LLC as sub-adviser to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

14.	Proxy Voting Policy adopted by St. James Investment Company, LLC as sub-adviser to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2023 and incorporated herein by reference.

15.	Proxy Voting Policy adopted by Efficient Capital Management, LLC as adviser to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

16.	Proxy Voting Policy adopted by AlphaSimplex Group, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

17.	Proxy Voting Policy adopted by AQR Capital Management, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

18.	Proxy Voting Policy adopted by Aspect Capital Limited as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

19.	Proxy Voting Policy adopted by Columbia Management Investment Advisers, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

20.	Proxy Voting Policy adopted by Welton Investment Partners LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

21.	Proxy Voting Policy adopted by Winton Capital Management Limited as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Dean Funds’ investment adviser, Dean Investment Associates LLC, is wholly owned and controlled by C.H. Dean, LLC. The C.H. Dean Companies, LLC holds the controlling interest in C.H. Dean, LLC. The Funds’ sub-adviser, Dean Capital Management, LLC, is controlled, by virtue of a 30% ownership in the sub-adviser, by C.H. Dean LLC. As of June 30, 2023, Dennis Dean and Terence Dean were deemed to control The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC by virtue of their controlling ownership interest in the companies. As of June 30, 2023, The C.H. Dean Companies, LLC owned 4.83%, Dennis Dean beneficially owned 3.24% and Terence Dean beneficially owned 7.34% of the Dean Mid Cap Fund. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser. Each of the above-named companies is organized under the laws of Ohio.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of December 28, 2023 the Adviser owned 100% of the shares of the Tactical Multi-Purpose Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. As of December 28, 2023 the Adviser owned 100% of the shares of the Fisher Investments Institutional Group Stock Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans, the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund, the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund, and the Fisher Investments Institutional Group U.S. Small Cap Equity Fund. As a result, each of these Funds may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. John H. Crawford, III, Mr. John H. Crawford, IV, and Mr. David B. Crawford each own more than 25% of the Crawford Funds’ investment adviser, Crawford Investment Counsel, Inc. As such, they control the Adviser. As of March 31, 2024, more than 25% of the shares of the Funds were owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority and it is anticipated that this will be the case in the future. As a result, the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and the Crawford Multi-Asset Income Fund may be deemed to be under common control with Crawford Investment Counsel, Inc., which is organized under the laws of Georgia.

Mr. Robert C. Auer owns 70% of the Auer Growth Fund’s investment adviser, SBAuer Funds, LLC, and, as of February 29, 2024, owned 8.69% of Auer Growth Fund (the “Auer Fund”). As a result, the Auer Fund may be deemed to be under common control with SBAuer Funds, LLC, which is organized under the laws of Indiana.

Item 30.	Indemnification.

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Northern Lights Distributors, LLC provides that the Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

The Distribution Agreement with Northern Lights Distributors, LLC further provides that the Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund, each a series of the Trust. John H. Crawford III serves as Founder, Chief Investment Officer and Portfolio Manager of Crawford. Further information about Crawford can be obtained from the Form ADV Part 1 available on the Investment Adviser Public Disclosure website (“IAPD”).

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Debra E. Rindler and Pamela Miller are executive officers. Further information about Dean can be obtained from its Form ADV Part 1 available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Funds. Douglas Leach, Steven Roth and Kevin Laub serve as portfolio managers and are owners and members of Dean Capital Management, LLC. Further information about DCM can be obtained from its Form ADV Part 1 available on the IAPD.

4.	Channel Investment Partners LLC (“Channel”) serves as the investment adviser to the Channel Short Duration Income Fund. Mr. Matthew Duch is the sole owner, Managing Member, President, Chief Investment Officer and Chief Compliance Officer of Channel. Further information about Channel can be obtained from the Form ADV Part 1 available on the IAPD.

5.	Pekin Hardy Strauss, Inc. (“Pekin”) serves as investment adviser to the Appleseed Fund. Brandon Hardy, William Pekin, Adam Strauss, and Joshua Strauss all are executive officers. Further information about Pekin can be obtained from its Form ADV Part 1 available on the IAPD.

6.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Ronald Brock is an executive officer of SBA. Mr. Robert Auer and Sheaff Brock Capital Management, LLC are owners of SBA. Mr. David Gilreath and Mr. Ronald Brock are members of Sheaff Brock Investment Advisors, LLC (“Sheaff Brock”). Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part 1 available on the IAPD.

7.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part 1 available on the IAPD.

8.	Standpoint Asset Management, LLC (“Standpoint”) serves as the adviser to the Standpoint Multi-Asset Fund. Standpoint Group, LLC is the majority owner of Standpoint. Eric Crittenden, William Bologna, Courtney Stover, Shawn Serikov, and Matthew Kaplan, who are operators and employees of Standpoint, own Standpoint Group, LLC. Further information about Standpoint can be obtained from its Form ADV Part 1 available on the IAPD.

9.	Absolute Investment Advisers LLC (“Absolute”) serves as the adviser to the Absolute Select Value ETF, the Absolute Capital Opportunities Fund, the Absolute Convertible Arbitrage Fund, the Absolute Flexible Fund, and the Absolute Strategies Fund. Absolute is owned and controlled by James Compson and Brian Hlidek, who are employees of Absolute. Further information about Absolute can be obtained from its Form ADV Part 1 available on the IAPD.

10.	St. James Investment Company, LLC (“St. James”) serves as the subadviser to the Absolute Select Value ETF. St. James is owned and controlled by Robert Mark through Sibelius Holdings, LLC of which he is the sole controlling member, and Larry Redell. Further information about St. James can be obtained from its Form ADV Part 1 available on the IAPD.

11.	Ballast Asset Management, LP (“Ballast”) serves as the adviser to the Ballast Small/Mid Cap ETF. Ballast is owned and controlled by Inverdale Capital Management, LLC, which is owned and controlled by Ryan Martin and William Hardy. Further information about Ballast can be obtained from its Form ADV Part 1 available on the IAPD.

12.	OneAscent Investment Solutions, LLC (“OAIS”) serves as the adviser to the OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent Small Cap Core ETF the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF. OAIS is owned and controlled by OneAscent Holdings, LLC (“OAH”). Harry N. Pearson is the majority owner of OAH. Further information about OAIS can be obtained from its Form ADV Part 1 available on the IAPD.

13.	Teachers Advisors, LLC (“TAL”) serves as the subadviser to the OneAscent Core Plus Bond ETF. TAL is owned and controlled by Nuveen Finance, LLC which is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is a subsidiary, and represents the asset management division, of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is the ultimate principal owner of TA. Further information about TAL can be obtained from its Form ADV Part 1 available on the IAPD.

14.	Kovitz Investment Group Partners, LLC (“Kovitz”) serves as the subadviser to the Absolute Capital Opportunities Fund. Kovitz is owned and controlled by Focus Operating, LLC which is owned and controlled by Focus Financial Partners, LLC, which is owned and controlled by Focus Financial Partners Inc. Further information about Kovitz can be obtained from its Form ADV Part 1 available on the IAPD.

15.	Efficient Capital Management LLC (“Efficient”) serves as the adviser to the Efficient Enhanced Multi-Asset Fund. Efficient is owned and which is in turn controlled by Efficient Capital Holdings, LLC (“ECH”). ECH is owned and controlled by Jaffarian Management Company, LLC, Ernest Lee Jaffarian, and Trula Madsen Jaffarian. Further information about Efficient can be obtained from its Form ADV Part 1 available on the IAPD.

16.	AlphaSimplex Group, LLC (“AlphaSimplex”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. AlphaSimplex is owned and controlled by Virtus Partners, Inc. (“VPI”). VPI is owned and controlled by Virtus Investment Partners, Inc. Further information about AlphaSimplex can be obtained from its Form ADV Part 1 available on the IAPD.

17.	AQR Capital Management, LLC (“AQR”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. AQR is owned and controlled by AQR Capital Management Holdings, LLC (“AQR Holdings”). AQR Holdings is owned by AQR Capital Management Group, L.P. (“AQR Group”) and Topspin Acquisition, LLC, and is controlled by AQR Group. AQR Group is controlled directly and indirectly by Clifford Scott Asness. Further information about AQR can be obtained from its Form ADV Part 1 available on the IAPD.

18.	Aspect Capital Limited (“Aspect”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Anthony Todd James owns a controlling interest in Aspect. Further information about Aspect can be obtained from its Form ADV Part 1 available on the IAPD.

19.	Columbia Management Investment Advisers, LLC (“CMIA”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. CMIA is owned and controlled by Ameriprise Financial, Inc., a publicly traded company. Further information about CMIA can be obtained from its Form ADV Part 1 available on the IAPD.

20.	Crabel Capital Management, LLC (“Crabel”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Crabel Investments Group, LLC (“CIG”) owns a controlling interest in Crabel. CIG is owned and controlled by Crabel Holdings LLC which is in turn owned and controlled by William Harrison Crabel. Further information about Crabel can be obtained from its Form ADV Part 1 available on the IAPD.

21.	Welton Investment Partners LLC (“Welton”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Welton Investment Corporation (“WIC”) owns a controlling interest in Welton. WIC is owned and controlled by The Welton Family Trust Dated January 28, 1992. Further information about Welton can be obtained from its Form ADV Part 1 available on the IAPD.

22.	Winton Capital Management Limited (“Winton”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Winton Group Limited (“WGL”) owns a controlling interest in Winton. WGL is owned and controlled by David Winton Harding. Further information about Winton can be obtained from its Form ADV Part 1 available on the IAPD.

Item 32.	Principal Underwriters.

1.	(a)	Ultimus Fund Distributors, LLC is the principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Axxes Private Markets Fund

Beacon Pointe Multi-Alternative Fund

Bruce Fund, Inc.
CM Advisors Family of Funds
Caldwell & Orkin Funds, Inc.

Cantor Select Portfolios Trust

Cantor Fitzgerald Infrastructure Fund
Capitol Series Trust
Centaur Mutual Funds Trust
Chesapeake Investment Trust
Commonwealth International Series Trust
Conestoga Funds

Connors Funds

Cross Shore Discovery Fund
Dynamic Alternatives Fund

Eubel Brady & Suttman Mutual Fund Trust

Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Markets Fund
Flat Rock Enhanced Income Fund

HC Capital Trust

Hussman Investment Trust

James Advantage Funds

James Alpha Funds Trust

Lind Capital Partners Municipal Credit Income Fund
Manager Directed Portfolios

MidBridge Private Markets Fund

MSS Series Trust

North Square Investments Trust

Oak Associates Funds

OneFund Trust

Papp Investment Trust

Peachtree Alternative Strategies Fund

RM Opportunity Trust

Schwartz Investment Trust
Segall Bryant & Hamill Trust
The Cutler Trust
The Investment House Funds
Williamsburg Investment Trust
Ultimus Managers Trust
Unified Series Trust
Valued Advisers Trust

VELA Funds

Volumetric Fund

Waycross Independent Trust
XD Fund Trust

Yorktown Funds

(b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Douglas K. Jones	Vice President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal and AML Compliance Officer	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

2.	(a)	Northern Lights Distributors, LLC is the principal underwriter for some series of the Trust. Northern Lights Distributors serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, PREDEX, Princeton Everest Fund, Segall Bryant & Hamill Trust (ETF), The Saratoga Advantage Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Zacks Trust, Ultimus Manager’s Trust (ETF), Capitol Series Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The officers of Northern Lights Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Bill Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Treasurer, FINOP, CCO and AML Officer	None
David James	Manager	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, OH 43215

U.S. Bank, National Association

1555 N. Rivercenter Drive

Milwaukee, WI 53212

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Fifth Third Bank, National Association

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Northern Lights Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Pekin Hardy Strauss, Inc.

227 West Monroe Street

Suite 3625

Chicago, IL 60606

SBAuer Funds, LLC
8801 River Crossing Blvd., Suite 100
Indianapolis, IN 46240

Crawford Investment Counsel, Inc.
600 Galleria Parkway SE

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC
7400 West 130th Street, Suite 350
Overland Park, KS 66213

Channel Investment Partners LLC

4601 N. Fairfax Drive, Ste. 1200

Arlington, VA 22203

Fisher Asset Management, LLC

6504 International Pkwy, Suite 1200

Plano, TX 75093

Standpoint Asset Management, LLC

4250 N. Drinkwater Blvd., Suite 300

Scottsdale, AZ 85251

Absolute Investment Advisers LLC

82 S. Barrett Square, Unite 4G

Rosemary Beach, FL 32461

St. James Investment Company, LLC

3838 Oak Lawn Avenue, Suite 1414

Dallas, TX 75219

Ballast Asset Management, LP

100 Crescent Court, Suite 1825

Dallas, TX 75201

OneAscent Investment Solutions, LLC

23 Inverness Center Parkway

Birmingham, AL 35242

Teachers Advisors, LLC

730 Third Avenue

New York, NY 10017

Kovitz Investment Group Partners, LLC

71 S. Wacker Drive, Suite 1860

Chicago, IL 60606

Efficient Capital Management LLC

4355 Weaver Parkway, Suite 200

Warrenville, IL 60555

AlphaSimplex Group, LLC

200 State Street

Boston, MA 02109

AQR Capital Management, LLC

One Greenwich Plaza, Suite 130

3rd Floor

Greenwich, CT 06830

Aspect Capital Limited

10 Portman Square

London

United KingdomW1H 6AZ

Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Crabel Capital Management, LLC

1999 Avenue of the Stars, Suite 2550

Los Angeles, CA 90067

Welton Investment Partners LLC

Eastwood Building

San Carlos Between 5th and 6th

Carmel, CA 93921

Winton Capital Management Ltd.

1 Hooper’s Court

Knightsbridge, London

United Kingdom SW3 1AF

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the adviser manages.

Item 34.	Management Services - None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on July 3, 2024.

UNIFIED SERIES TRUST

By:	/s/ Martin R. Dean**
Martin R. Dean, President

Attest:

By:	/s/ Zachary Richmond*+
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson**	Interested Trustee	July 3, 2024
David R. Carson

/s/ Martin R. Dean**	President	July 3, 2024
Martin R. Dean

/s/ Zachary Richmond*+	Treasurer and CFO	July 3, 2024
Zachary Richmond

/s/ Daniel Condon*	Trustee	July 3, 2024
Daniel Condon

/s/ Ronald Tritschler*	Trustee	July 3, 2024
Ronald Tritschler

/s/ Kenneth Grant*	Trustee	July 3, 2024
Kenneth Grant

/s/ Catharine B. McGauley***	Trustee	July 3, 2024
Catharine B. McGauley

/s/ Freddie Jacobs, Jr.****	Trustee	July 3, 2024
Freddie Jacobs, Jr.

/s/ Elisabeth A. Dahl
Elisabeth A. Dahl, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated May 14, 2018 (+and May 17, 2018) and filed with Registrant’s registration statement on Form N-1A dated July 27, 2018 and incorporated herein by reference.
**	Signed pursuant to a Power of Attorney dated November 16, 2021 and filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.
***	Signed pursuant to a Power of Attorney dated October 25, 2022 and filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.
****	Signed pursuant to a Power of Attorney dated October 18, 2022 and filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
EX.28.d.18.a.	Registrant’s Management Agreement with Efficient Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund
EX.28.d.18.b.	Operating Expense Limitation Agreement with Efficient Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund
EX.28.d.18.c.	Investment Advisory Agreement between Efficient Capital Management, LLC and Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.d.18.d.	Form of Sub-Advisory Agreement between Efficient Capital Management, LLC and AlphaSimplex Group, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.d.18.e.	Form of Sub-Advisory Agreement between Efficient Capital Management, LLC and AQR Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.d.18.f.	Form of Sub-Advisory Agreement between Efficient Capital Management, LLC and Aspect Capital Limited with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.d.18.g.	Form of Sub-Advisory Agreement between Efficient Capital Management, LLC and Columbia Management Investment Advisers, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.d.18.h.	Form of Sub-Advisory Agreement between Efficient Capital Management, LLC and Crabel Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.d.18.i.	Form of Sub-Advisory Agreement between Efficient Capital Management, LLC and Welton Investment Partners LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.d.18.j.	Form of Sub-Advisory Agreement between Efficient Capital Management, LLC and Winton Capital Management Limited with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd.
EX.28.e.1.b.	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC
EX.28.g.2.b.	Amendment to Registrant’s Custodian Agreement with U.S. Bank, N.A.
EX.28.h.1.c.	Amendment to Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC
EX.28.h.8.	Registrant’s Administrative Services Plan for the Efficient Enhanced Multi-Asset Fund
EX.28.m.7.	Rule 12b-1 Distribution Plan with respect to the Class A Shares of the Efficient Enhanced Multi-Asset Fund
EX.28.n.5.	Rule 18f-3 Plan for Efficient Enhanced Multi-Asset Fund
EX.28.p.18.	Efficient Capital Management LLC Code of Ethics
EX.28.p.19.	AlphaSimplex Group, LLC Code of Ethics
EX.28.p.20.	AQR Capital Management, LLC Code of Ethics
EX.28.p.21.	Aspect Capital Limited Code of Ethics
EX.28.p.22.	Columbia Management Investment Advisers, LLC Code of Ethics
EX.28.p.23.	Crabel Capital Management, LLC Code of Ethics
EX.28.p.24.	Welton Investment Partners LLC Code of Ethics
EX.28.p.25.	Winton Capital Management Limited Code of Ethics
EX.28.q.15.	Proxy Voting Policy adopted by Efficient Capital Management, LLC as adviser to the Efficient Enhanced Multi-Asset Fund
EX.28.q.16.	Proxy Voting Policy adopted by AlphaSimplex Group, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund
EX.28.q.17.	Proxy Voting Policy adopted by AQR Capital Management, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund
EX.28.q.18.	Proxy Voting Policy adopted by Aspect Capital Limited as a sub-adviser to the Efficient Enhanced Multi-Asset Fund
EX.28.q.19.	Proxy Voting Policy adopted by Columbia Management Investment Advisers, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund
EX.28.q.20.	Proxy Voting Policy adopted by Welton Investment Partners LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund
EX.28.q.21.	Proxy Voting Policy adopted by Winton Capital Management Limited as a sub-adviser to the Efficient Enhanced Multi-Asset Fund
EX.99.i.	Legal Opinion and Consent
EX.99.j.	Consent of Independent Registered Public Accounting Firm